VANGUARD(R)U.S. GROWTH FUND

SEMIANNUAL REPORT * FEBRUARY 28, 2002

STOCK

[PICTURE OF A SHIP]
THE VANGUARD GROUP(R) LOGO

WHAT YOU CAN CONTROL

As an investor, you cannot control how the financial markets perform. But there are vital variables that you can control. You can decide how much to invest. You can limit the risk in your portfolio by diversifying your holdings. And you can control the investment costs you incur.

     Costs may seem the least dramatic of the three. But costs have a powerful impact on how your wealth accumulates; they reduce, dollar for dollar, the returns that you can derive from an investment.

     Every mutual fund has operating expenses--to pay for investment managers, telephone support, and so on. These costs appear in the fund's expense ratio, which reflects the percentage of average net assets (your money) consumed each year by operating costs. In 2001, the average mutual fund had an expense ratio of 1.32% (or $13.20 per $1,000 in assets), according to data from Lipper Inc.

     For Vanguard(R) funds, the average expense ratio was less than one-fourth that amount (0.27%, or $2.70 per $1,000 in assets). Our average expense ratio has been less than the industry average for 25 years, and it's an advantage we aim to maintain.

     Under  our  unique  corporate  structure,  shareholders  like  you  own the
Vanguard funds, which in turn own The Vanguard Group. No middleman makes a profit from managing the operation. You bear all of the investment risk. It's only right that you reap as much of the potential reward as possible.
--------------------------------------------------------------------------------
CONTENTS

Letter from the Chairman                                  1
Report from the Adviser                                   4
Fund Profile                                              7
Glossary of Investment Terms                              8
Performance Summary                                       9
Financial Statements                                     10
Advantages of Vanguard.com                               19
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Summary

* Vanguard U.S. Growth Fund's Investor Shares returned -7.8% during the six months ended February 28, 2002, a poor result both on an absolute basis and relative to the fund's comparative measures.

* The fund's relative performance was hurt by the adviser's selections among retailing and technology stocks, as well as by declines in some of its biggest holdings.

* The overall stock market declined -1.1% during a six-month period that was marked by sharp downturns and several impressive rallies.
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

FELLOW SHAREHOLDER,

The six months ended February 28, 2002, a difficult period for the U.S. stock market, were especially tough for vanguard(R) u.s. growth fund. Your fund's Investor Shares returned -7.8% during the fiscal half-year. This performance was disappointing not only on an absolute basis but relative to competing mutual funds and relevant stock market measures.

     As you can see in the adjacent table, U.S. Growth lagged both the average large-capitalization growth fund and the Russell 1000 Growth Index, the index we consider the "best fit" for your fund. The fund's return was also behind that of the broad U.S. stock market, which is represented by the Wilshire 5000 Total Market Index.

--------------------------------------------------------------
TOTAL RETURNS                                 SIX MONTHS ENDED
                                             FEBRUARY 28, 2002
--------------------------------------------------------------
VANGUARD U.S. GROWTH FUND
  Investor Shares                                        -7.8%
  Admiral Shares                                         -7.7
Average Large-Cap Growth Fund*                           -4.2
Russell 1000 Growth Index                                -2.4
Wilshire 5000 Index                                      -1.1
--------------------------------------------------------------
*Derived from data provided by Lipper Inc.


     Details on the fund's performance, including the change in net asset value and per-share income dividends for both Investor and Admiral(TM) Shares, can be found in the table on page 3.

FINANCIAL MARKETS IN REVIEW

During the six months ended February 28, the Wilshire 5000 Index returned -1.1%. Stocks rallied in the months following the September 11 terrorist attacks, but fell near the end of the period as corporate profits kept declining in the face of a global recession. In addition, the Enron accounting scandal raised concerns about the integrity of corporate financial statements.

     Among the market's large stocks as represented by the Russell 1000 Index, value-oriented shares--those trading at comparatively low prices relative to book value, earnings, and other financial measures--outpaced growth stocks, which trade at higher prices relative to such measures. Among smaller stocks, the pattern was the same. For the six months, small-cap value stocks, as represented by the Russell 2000 Value Index, returned 5.9%, making this category the market's best-performing sector.

     Bonds provided some shelter from the stock market decline. The Lehman Brothers Aggregate Bond Index--a broad measure of the taxable bond market--returned 3.0% for the six months. Within that period, returns were volatile. In the weeks after September 11, bond yields fell, sending prices--and returns-- skyward, as investors sought safety in U.S. government securities. (Bond prices move in the opposite direction from interest rates.) Toward the end of the six months, most interest rates inched back up, depressing bond prices and leaving yields more or less where they started.

--------------------------------------------------------------------------------
MARKET BAROMETER                                                   TOTAL RETURNS
                                                 PERIODS ENDED FEBRUARY 28, 2002
                                                --------------------------------
                                                    SIX         ONE         FIVE
                                                 MONTHS        YEAR       YEARS*
--------------------------------------------------------------------------------
STOCKS
Russell 1000 Index (Large-caps)                   -1.6%       -9.5%         8.4%
Russell 2000 Index (Small-caps)                    0.9         0.3          6.8
Wilshire 5000 Index (Entire market)               -1.1        -8.4          7.8
MSCI EAFE Index (International)                   -8.9       -19.5          0.2
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index                        3.0%        7.7%         7.7%
  (Broad taxable market)
Lehman 10 Year Municipal Bond Index                2.0         6.6          6.4
Salomon Smith Barney 3-Month
  U.S. Treasury Bill Index                         1.2         3.4          4.9
================================================================================
CPI
Consumer Price Index                               0.2%        1.1%         2.2%
--------------------------------------------------------------------------------
*Annualized.

     For the shortest-term securities, such as money market instruments, however, yields fell and stayed low because of aggressive rate-cutting by the Federal Reserve Board. The Fed reduced short-term interest rates by a total of
1.75 percentage points during the six months (part of an overall reduction of 4.75 percentage points during calendar 2001). Money market investors started the second half of our fiscal year with yields only a bit higher than the current rate of inflation.

PERFORMANCE OVERVIEW

Your fund trailed its average competitor and its benchmark index for the half-year primarily because of subpar stock selection in several sectors and because of a relatively large stake in utilities, the worst-performing sector during the period.

     Overall, it was a volatile and disappointing six months for the U.S. Growth Fund. The fund fell steeply in September after the terrorist attacks, then came back with strong gains in October and November. However, a sharp downturn in January and February erased the good news and led to poor results for the fiscal half-year.

     Our investment adviser's selections among consumer discretionary stocks (mostly retailers) and technology companies hurt our performance relative to the Russell 1000 Growth Index. The same was true for stock picks in the "other" category, which includes large conglomerates. When the period began, the fund held about 4.5% of its assets in Tyco International, a conglomerate that declined about -44% during the six months amid concerns about some of its accounting practices. General Electric, our biggest holding six months ago at about 7.5% of assets, was off about -5%.

     The utilities sector--averaging about 8% of our assets in the period, compared with an index weighting of about 2%--was a trouble spot for the fund. Two of our holdings really hurt. AES, an independent power producer, declined more than -80% during the six months. And AT&T Wireless Services was off about -35%.

     We are disappointed with the fund's recent performance, and we understand that U.S. Growth has not fulfilled the expectations that many investors had for it. We sincerely appreciate your patience during this difficult stretch, and we thank your for your loyalty and for your trust in our approach to investing.

     We are confident that we have the right management team in place, and we expect the fund's performance to improve both on an absolute basis and relative to its benchmarks. That said, we cannot make any predictions about when the improvement will come.

     The U.S. Growth Fund provides a disciplined approach to growth investing at a cost far below that of its peers, on average. (In fact, the expense ratio of the fund's Investor Shares--expenses as a percentage of average net assets--is just 0.53%, a fraction of the 1.47% charged by the average large-cap growth fund, according to Lipper Inc.) For these reasons, we believe the fund can play an important role in a balanced investment program.

IN SUMMARY

Nearly two years ago, the stock market began imparting some important lessons to investors about the value of diversification and the danger in chasing hot investments and market sectors. Today, the financial markets are still teaching us about the value of a balanced portfolio and the importance of maintaining a long-term perspective. We believe that investors who have taken these lessons to heart have the best chance of investment success.


Sincerely,



/S/ JOHN J. BRENNAN
[PHOTO OF JOHN J. BRENNAN]
JOHN J. BRENNAN
Chairman and Chief Executive Officer                            March 11, 2002




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YOUR FUND'S PERFORMANCE AT A GLANCE: AUGUST 31, 2001-FEBRUARY 28, 2002

                                                               DISTRIBUTIONS
                                                                 PER SHARE
                                                       -------------------------
                          STARTING           ENDING       INCOME         CAPITAL
                       SHARE PRICE      SHARE PRICE    DIVIDENDS           GAINS
--------------------------------------------------------------------------------
U.S. GROWTH FUND
Investor Shares             $18.00           $16.57       $0.036          $0.000
Admiral Shares               46.59            42.90        0.131           0.000
--------------------------------------------------------------------------------

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REPORT FROM THE ADVISER

For the six months ended February 28, 2002, the Investor Shares of Vanguard U.S. Growth Fund returned -7.8%. This result was below the -2.4% return of the Russell 1000 Growth Index. The period, which began less than two weeks before the terrorist attacks of September 11, was one of enormous change and uncertainty. Economic visibility was limited throughout most of the fiscal half-year, and corporate profitability declined.

INVESTMENT ENVIRONMENT

The U.S. equity market was volatile during the six months. In particular, investor sentiment was negative, in part because of Enron's bankruptcy and concerns about the reliability of financial reporting. The media attention devoted to Enron, while understandable, has distracted attention from some very positive trends developing in the U.S. economy.

     Economic growth is picking up. After 18 months of decline, the industrial sector is growing once again, as inventory liquidation has run its course. Consumer spending--which was resilient throughout the recession thanks to tax cuts, tax refunds, and mortgage refinancing--remains strong. We expect to see that the economy expanded in the first quarter of 2002, and we expect growth to continue through at least the next 12 to 24 months.

     Overall, this recession has been shallow. Consequently, we expect the recovery to be slower than normal, but steady nonetheless. The wave of corporate restructuring now under way among U.S. companies is reinforcing positive trends in productivity. In fact, the estimate for fourth-quarter productivity growth was recently revised to an annualized 5.2%, suggesting that the productivity gains made in the late 1990s may indeed be sustainable.

     Cost-cutting also remains a major focus for corporations and should lead to improved profit margins as demand increases during 2002. We believe that stock prices will be supported by the improving profit outlook--particularly in the second half of 2002. Analysts' earnings expectations and corporate managers' guidance concerning performance are very conservative, creating the possibility that earnings will prove better than anticipated as economic growth gains traction. Although stock valuations are not cheap in a historical sense, the combination of low inflation, low interest rates, and an improving profit outlook should support higher prices over the next 12 months.


--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY

The adviser believes that superior long-term investment results can be achieved by emphasizing investments in growth companies that are leaders in their industries and that have a strong market presence.
--------------------------------------------------------------------------------

OUR SUCCESSES

The top contributors in our holdings have generally been companies that benefited from the resilience in consumer spending. These include retailers Kohl's, Home Depot, and Walgreen. Also helping were health care and consumer products companies (Pharmacia, Johnson & Johnson, and Colgate-Palmolive), which were supported by their stable earnings in 2001.

OUR SHORTFALLS

In the wake of Enron's collapse, investors' heightened concern over financial issues led to a sell-off in shares of Tyco International. The company suffered from negative reaction to its announcement of a wide-ranging corporate restructuring and also from concerns about its debt level, which we feel is manageable. AES, an independent power producer, declined on liquidity-related concerns stemming from its exposure in Latin America. Media stocks Liberty Media and AOL Time Warner also lagged as a weak advertising market weighed on their earnings prospects.

THE FUND'S POSITIONING

The U.S. Growth Fund emphasizes companies that have demonstrated steady unit growth, have delivered positive earnings growth in 2001, and have solid prospects for superior growth in 2002 and beyond. Below, we highlight several of these companies:

     * Pfizer, a leading pharmaceutical company, has a diverse product pipeline, with 7 of the 30 top-selling drugs on the market today. Ever since its acquisition of Warner-Lambert in 2000, the company has continued to reap significant benefits in the form of operating efficiencies and strong sales growth from leading drugs. With forecast earnings growth of 22% and a price/earnings ratio in line with the broader market, Pfizer offers an attractive combination of growth and valuation.

     * Cardinal Health is a leading provider of products and services to the health care industry. Cardinal should see strong fundamental growth as the demand in this area continues to increase. The company, which has historically realized 50% of its profits from drug distribution, has broadened its distribution platform to provide a wide array of medical products and information services to the health care industry.

     * Citigroup, the preeminent global financial services company, has executed extremely well in this difficult economic environment. Given its diverse and global business platform, coupled with an exceptional management team, we believe that Citigroup is ideally positioned for growth, while selling at an attractive valuation.

     * Kohl's is a specialty department store that sells moderately priced apparel, accessories, and housewares. The company's management has performed exceptionally well. Over the past several years, Kohl's has recorded earnings growth of 33% a year and same-store sales growth of 8%. (Overall, the industry's same-store sales have grown 1% a year.) Currently operating in 29 states, Kohl's expects to open stores in 5 more by 2005. With a strong management team and a keen eye on expense and inventory control, the company is ideally positioned in the retail industry.

     * Home Depot, a best-in-class retailer, reinvented the concept of home-improvement retailing, and, as a result, is the second-largest retailer in the United States. After experiencing exceptional growth, the company finds itself in a period of transition. A new management team led by CEO Bob Nardelli is positioning the company to weather a cyclical slowdown and to take advantage of growth opportunities within a more mature industry over the longer term.

A FEW WORDS ABOUT TECHNOLOGY

Among technology and tech-related stocks, our weighting is approximately 26% of assets, versus 32% for the Russell 1000 Growth Index. These stocks are a cyclical growth group in which we expect to see a significant earnings turnaround over the next 18 months. The productivity benefits of technology remain powerful, and corporate capital spending should pick up by year-end. As demand improves, industry consolidation and cost-cutting have set the stage for a leveraged recovery in profits for industry leaders. Our important holdings in this group include Microsoft, Intel, Cisco Systems, Nokia, and Dell Computer.

OUTLOOK

After a long period of negative news, a more positive trend seems to be developing for the financial markets. We are hopeful that investor time horizons will begin to lengthen and that this will lead to higher stock prices, particularly for companies that have conducted themselves well in this recent recession.

JOHN L. BLUNDIN, Executive Vice President
CHRISTOPHER M. TOUB, Executive Vice President
Alliance Capital Management L.P.

March 13, 2002

FUND PROFILE                                             AS OF FEBRUARY 28, 2002
 FOR U.S. GROWTH FUND

This Profile provides a snapshot of the fund's characteristics, compared where appropriate to both an unmanaged index that we consider a "best fit" for the fund and a broad market index. Key terms are defined on page 8.

----------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
                                             BEST       WILSHIRE
                                 FUND        FIT*           5000
----------------------------------------------------------------
Number of Stocks                   48         539          5,967
Median Market Cap              $83.8B      $85.1B         $32.8B
Price/Earnings Ratio            43.4x       40.9x          31.4x
Price/Book Ratio                 3.5x        5.9x           3.3x
Yield                                        0.8%           1.4%
  Investor Shares                0.2%
  Admiral Shares                 0.4%
Return on Equity                24.4%       26.8%          22.4%
Earnings Growth Rate            18.5%       19.5%          14.0%
Foreign Holdings                 4.1%        0.0%           0.0%
Turnover Rate                   51%**          --             --
Expense Ratio                                  --             --
  Investor Shares             0.53%**
  Admiral Shares              0.37%**
Cash Investments                 1.2%          --             --
----------------------------------------------------------------

---------------------------------------------
Ten Largest Holdings
 (% of total net assets)

Pfizer, Inc.                             6.9%
 (pharmaceuticals)

General Electric Co.                     6.1
 (conglomerate)

Citigroup, Inc.                          4.9
 (financial services)

Home Depot, Inc.                         4.8
 (retail)

Cardinal Health, Inc.                    4.7
 (pharmaceuticals)

American International Group, Inc.       4.6
 (insurance)

Microsoft Corp.                          4.4
 (software)

Johnson & Johnson                        3.6
 (pharmaceuticals)

Liberty Media Corp.                      3.5
 (media)

Intel Corp.                              3.3
(electronics)
---------------------------------------------
Top Ten 46.8%
---------------------------------------------


---------------------------------------------------------
VOLATILITY MEASURES

                                BEST             WILSHIRE
                      FUND      FIT*     FUND        5000
---------------------------------------------------------
R-Squared             0.94      1.00     0.87        1.00
Beta                  1.11      1.00     1.53        1.00
---------------------------------------------------------

------------------------------
INVESTMENT FOCUS


MARKET CAP               LARGE
STYLE                   GROWTH
------------------------------

-------------------------------------------------------------
SECTOR DIVERSIFICATION (% OF COMMON STOCKS)

                                          BEST       WILSHIRE
                              FUND        FIT*           5000
-------------------------------------------------------------
Auto & Transportation         0.0%        0.8%           2.3%
Consumer Discretionary       15.0        15.4           15.3
Consumer Staples              1.8         7.8            7.0
Financial Services           15.9        10.2           20.6
Health Care                  23.2        25.8           14.4
Integrated Oils               0.0         0.1            3.7
Other Energy                  2.6         2.0            2.1
Materials & Processing        0.0         0.6            3.5
Producer Durables             3.8         2.6            3.7
Technology                   21.3        25.2           14.8
Utilities                     7.4         1.7            7.4
Other                         9.0         7.8            5.2
-------------------------------------------------------------
 *Russell 1000 Growth Index.
**Annualized.                                            [PICTURE OF A COMPUTER]
                                                               VISIT OUR WEBSITE
                                                                WWW.VANGUARD.COM
                                                           FOR REGULARLY UPDATED
                                                               FUND INFORMATION.

GLOSSARY OF INVESTMENT TERMS


BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the fund's "best fit" index benchmark and an overall market index. Each index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the index rose or fell by 10%.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock investment.
--------------------------------------------------------------------------------
EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.
--------------------------------------------------------------------------------
MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
--------------------------------------------------------------------------------
PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.
--------------------------------------------------------------------------------
PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by the fund's "best fit" index benchmark and by an overall market index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------
TURNOVER RATE. An indication of the fund's trading activity. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY                                      AS OF FEBRUARY 28, 2002
  FOR U.S. GROWTH FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%) AUGUST 31, 1991-FEBRUARY 28, 2002


                        U.S. GROWTH                   RUSSELL
                      FUND INVESTOR               1000 GROWTH
                             SHARES                     INDEX

1992                            8.8                       7.7
1993                            1.7                         8
1994                            7.0                       6.5
1995                           22.8                      24.6
1996                           25.3                      18.4
1997                           32.5                      39.4
1998                           14.0                       8.3
1999                           37.4                      48.3
2000                           33.3                      33.5
2001                          -54.1                     -45.3
2002*                          -7.8                      -2.4
--------------------------------------------------------------------------------
*Six months ended February 28, 2002.
NOTE: See Financial Highlights tables on pages 14 and 15 for dividend and capital gains information.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2001

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

                                                               TEN YEARS
                                      ONE     FIVE    --------------------------
                  INCEPTION DATE     YEAR    YEARS    CAPITAL    INCOME    TOTAL
--------------------------------------------------------------------------------
U.S. Growth Fund
  Investor Shares       1/6/1959  -31.70%    3.28%      7.09%     0.90%    7.99%
  Admiral Shares       8/13/2001   -2.20*
--------------------------------------------------------------------------------
*Return since inception.

FINANCIAL STATEMENTS
  FEBRUARY 28, 2002 (UNAUDITED)

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values..
-------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
U.S. GROWTH FUND                                       SHARES             (000)
-------------------------------------------------------------------------------
COMMON STOCKS (98.8%)
-------------------------------------------------------------------------------
CONSUMER DISCRETIONARY (14.8%)
  Home Depot, Inc.                            $     8,474,675     $     423,734
* Liberty Media Corp.                              23,787,735           304,483
* AOL Time Warner Inc.                              9,492,400           235,412
* Kohl's Corp.                                      3,424,975           231,768
* Viacom Inc. Class B                               2,281,640           106,210
                                                                  -------------
                                                                  $   1,301,607
                                                                  -------------
CONSUMER STAPLES (1.8%)
  Walgreen Co.                                      3,881,090           156,175

FINANCIAL SERVICES (15.7%)
  Citigroup, Inc.                                   9,519,765           430,769
  American International
    Group, Inc.                                     5,492,715           406,296
  J.P. Morgan Chase & Co.                           6,604,165           193,172
  The Goldman Sachs Group, Inc.                     1,832,600           148,331
  Morgan Stanley Dean
    Witter & Co.                                    2,899,970           142,447
Merrill Lynch & Co., Inc.                           1,165,795            55,900
                                                                  -------------
                                                                  $   1,376,915
                                                                  -------------
HEALTH CARE (22.9%)
  Pfizer, Inc.                                     14,701,970           602,193
  Cardinal Health, Inc.                             6,204,749           410,072
  Johnson & Johnson                                 5,172,060           314,978
  American Home Products Corp.                      2,953,000           187,663
* Tenet Healthcare Corp.                            2,595,100           149,867
  Medtronic, Inc.                                   2,140,325            95,330
  Pharmacia Corp.                                   2,203,000            90,433
  Schering-Plough Corp.                             1,830,900            63,148
* Amgen, Inc.                                         950,000            55,081
* Wellpoint Health Networks Inc.
  Class A                                             352,300            42,847
                                                                  -------------
                                                                  $   2,011,612
                                                                  -------------
OTHER ENERGY (2.6%)
* Noble Drilling Corp.                              2,575,950            90,751
  Baker Hughes, Inc.                                2,153,240            76,031
  Transocean Sedco Forex Inc.                       2,116,655            59,287
                                                                  -------------
                                                                  $     226,069
                                                                  -------------
PRODUCER DURABLES (3.8%)

  Nokia Corp. ADR                                  12,327,400           256,040
* Applied Materials, Inc.                           1,707,054            74,206
                                                                  -------------
                                                                  $     330,246
                                                                  -------------

TECHNOLOGY (21.0%)
* Microsoft Corp.                                   6,570,130           383,301
  Intel Corp.                                      10,219,265           291,760
* Cisco Systems, Inc.                              16,759,600           239,159
* Veritas Software Corp.                            5,120,400           181,723
* Dell Computer Corp.                               7,277,375           179,678
* Micron Technology, Inc.                           4,743,850           152,515
* Flextronics International Ltd.                    7,269,300           104,242
* Maxim Integrated Products, Inc.                   1,633,491            74,749
* Altera Corp.                                      2,832,850            54,022
* PeopleSoft, Inc.                                  1,525,000            44,332
* Solectron Corp.                                   4,748,085            39,267
* Juniper Networks, Inc.                            4,174,875            38,910

-------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
                                                       SHARES             (000)
-------------------------------------------------------------------------------
* Applied Micro Circuits Corp.                      3,345,850            25,730
* BEA Systems, Inc.                                 1,471,160            18,698
* Sanmina-SCI Corp.                                 1,207,130            12,252
                                                                  -------------
                                                                  $   1,840,338
                                                                  -------------

UTILITIES (7.3%)
* AT&T Wireless Services Inc.                      28,081,675           283,344
* Comcast Corp.-Special Class A                     5,805,640           196,637
  Vodafone Group PLC ADR                            5,476,860           104,060
* AES Corp.                                        10,361,450            53,465
                                                                  -------------
                                                                  $     637,506
                                                                  -------------
OTHER (8.9%)
  General Electric Co.                             13,913,200           535,658
  Tyco International Ltd.                           8,272,500           240,730
                                                                  -------------
                                                                  $     776,388
                                                                  -------------
-------------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (Cost $10,154,795)                                              $   8,656,856
-------------------------------------------------------------------------------
                                                         FACE
                                                       AMOUNT
                                                        (000)
-------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (0.9%)
-------------------------------------------------------------------------------
Repurchase Agreement
Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account
  1.89%, 3/1/2002
  (Cost $81,113)                              $        81,113     $      81,113
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.7%)
  (Cost $10,235,908)                                              $   8,737,969
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.3%)
-------------------------------------------------------------------------------
Other Assets--Note C                                                   112,294
Liabilities                                                            (84,120)
                                                                  -------------
                                                                  $     28,174
                                                                  -------------
--------------------------------------------------------------------------------
NET ASSETS (100%)                                                 $   8,766,143
================================================================================
* See Note A in Notes to Financial Statements.
* Non-income-producing security.
ADR--American Depositary Receipt.

--------------------------------------------------------------------------------
                                                                         AMOUNT
                                                                          (000)
--------------------------------------------------------------------------------
AT FEBRUARY 28, 2002, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                                   $  14,895,004
  Overdistributed Net
  Investment Income                                                      (8,000)
Accumulated Net Realized Losses                                      (4,622,922)
Unrealized Depreciation--Note F                                      (1,497,939)
-------------------------------------------------------------------------------
NET ASSETS                                                        $   8,766,143
================================================================================

Investor Shares--Net Assets
Applicable to 481,592,870 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                       $   7,981,037
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--
  INVESTOR SHARES                                                 $       16.57
================================================================================

Admiral Shares--Net Assets
Applicable to 18,301,390 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                       $     785,106
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--
ADMIRAL SHARES                                                    $       42.90
================================================================================

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain
(Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

--------------------------------------------------------------------------------
                                                                U.S. GROWTH FUND
                                              SIX MONTHS ENDED FEBRUARY 28, 2002
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Dividends                                                       $      29,747
  Interest                                                                1,591
--------------------------------------------------------------------------------
    Total Income                                                         31,338
--------------------------------------------------------------------------------
EXPENSES
  Investment Advisory Fees--Note B                                        6,279
  The Vanguard Group--Note C
    Management and Administrative
      Investor Shares                                                    16,413
      Admiral Shares                                                        729
    Marketing and Distribution
      Investor Shares                                                       907
      Admiral Shares                                                         17
  Custodian Fees                                                             91
  Auditing Fees                                                               6
  Shareholders' Reports
      Investor Shares                                                       162
      Admiral Shares                                                          9
  Trustees' Fees and Expenses                                                 5
--------------------------------------------------------------------------------
    Total Expenses                                                       24,618
    Expenses Paid Indirectly--Note D                                     (1,177)
--------------------------------------------------------------------------------
    Net Expenses                                                         23,441
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                     7,897
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
  Investment Securities Sold                                           (137,230)
  Futures Contracts                                                         594
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                               (136,636)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION) OF INVESTMENT SECURITIES                              (622,407)
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                                       $    (751,146)
================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.

--------------------------------------------------------------------------------
                                                       U.S. GROWTH FUND
                                              ----------------------------------
                                                   SIX MONTHS               YEAR
                                                        ENDED              ENDED
                                                FEB. 28, 2002      AUG. 31, 2001
                                                        (000)              (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                       $         7,897     $      19,005
  Realized Net Gain (Loss)                           (136,636)       (3,769,605)
  Change in Unrealized Appreciation
    (Depreciation)                                   (622,407)       (8,475,797)
--------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets
     Resulting from Operations                       (751,146)      (12,226,397)
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income
    Investor Shares                                   (17,700)          (23,172)
    Admiral Shares                                     (2,255)               --
  Realized Capital Gain
    Investor Shares                                        --        (3,453,291)
    Admiral Shares                                         --                --
--------------------------------------------------------------------------------
    Total Distributions                               (19,955)       (3,476,463)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--NOTE G
  Investor Shares                                    (980,134)        3,042,117
  Admiral Shares                                      573,960           273,252
--------------------------------------------------------------------------------
    Net Increase (Decrease) from Capital
      Share Transactions                             (406,174)        3,315,369
--------------------------------------------------------------------------------
  Total Increase (Decrease)                        (1,177,275)      (12,387,491)
--------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                               9,943,418        22,330,909
--------------------------------------------------------------------------------
  End of Period                               $     8,766,143     $   9,943,418
================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.


U.S. GROWTH FUND INVESTOR SHARES
-----------------------------------------------------------------------------------------------------------------------
                                                                                  YEAR ENDED AUGUST 31,
FOR A SHARE OUTSTANDING                       SIX MONTHS ENDED  -------------------------------------------------------
THROUGHOUT EACH PERIOD                           FEB. 28, 2002      2001        2000        1999      1998        1997
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $   18.00   $ 49.26     $ 38.92     $ 30.36   $ 27.74     $ 22.62
-----------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                   .013      .039         .10         .21       .21         .27
  Net Realized and Unrealized Gain (Loss)
    on Investments                                      (1.407)  (23.799)      12.47       10.85      3.57        6.73
-----------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                    (1.394)  (23.760)      12.57       11.06      3.78        7.00
-----------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                   (.036)    (.050)       (.21)       (.19)     (.27)       (.26)
  Distributions from Realized Capital Gains                 --    (7.450)      (2.02)      (2.31)     (.89)      (1.62)
-----------------------------------------------------------------------------------------------------------------------
    Total Distributions                                  (.036)   (7.500)      (2.23)      (2.50)    (1.16)      (1.88)
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                       $   16.57   $ 18.00     $ 49.26     $38.92    $ 30.36     $ 27.74
=======================================================================================================================

TOTAL RETURN                                             -7.77%   -54.07%      33.29%      37.38%    14.01%      32.50%
=======================================================================================================================

RATIOS/SUPPLEMENTAL DATA

  Net Assets, End of Period (Millions)               $   7,981   $ 9,681     $22,331     $16,007   $ 9,587     $ 7,445
  Ratio of Total Expenses to
    Average Net Assets                                    0.53%*    0.44%       0.38%       0.39%     0.41%       0.42%
  Ratio of Net Investment Income to
    Average Net Assets                                    0.15%*    0.13%       0.24%       0.59%     0.69%       1.13%
  Portfolio Turnover Rate                                   51%*     135%         76%         49%       48%        35%
=======================================================================================================================
*Annualized.

U.S. GROWTH FUND ADMIRAL SHARES
--------------------------------------------------------------------------------
                                                SIX MONTHS ENDED     AUG. 13* TO
                                                        FEB. 28,        AUG. 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD             2002             2001
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $     46.59     $     50.00
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                     .082            .022
  Net Realized and Unrealized Gain (Loss)
    on Investments                                       (3.641)         (3.432)
--------------------------------------------------------------------------------
    Total from Investment Operations                     (3.559)         (3.410)
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                    (.131)              --
  Distributions from Realized Capital Gains                   --              --
--------------------------------------------------------------------------------
    Total Distributions                                   (.131)              --
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                       $     42.90     $     46.59
================================================================================

TOTAL RETURN                                              -7.68%          -6.82%
================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)               $       785     $       262
  Ratio of Total Expenses to Average Net Assets          0.37%**         0.38%**
  Ratio of Net Investment Income to Average
    Net Assets                                           0.36%**         0.35%**
  Portfolio Turnover Rate                                  51%**            135%
================================================================================
 *Inception.
**Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard U.S. Growth Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund's minimum purchase requirements. Admiral Shares were first issued on August 13, 2001, and are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.

     2. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     4. FUTURES CONTRACTS: The fund uses S&P 500 Index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

     Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

     5. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

     6. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Alliance Capital Management L.P. provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the six months ended February 28, 2002, the investment advisory fee represented an effective annual rate of 0.13% of the fund's average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At February 28, 2002, the fund had contributed capital of $1,738,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 1.74% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment adviser to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's management and administrative expenses. For the six months ended February 28, 2002, these arrangements reduced expenses by $1,177,000 (an annual rate of 0.03% of average net assets).

E.  During  the  six  months  ended   February  28,  2002,  the  fund  purchased
$2,376,525,000 of investment securities and sold $2,802,444,000 of investment securities other than temporary cash investments.

     During the six months ended February 28, 2002, the fund elected to use a provision of the Taxpayer Relief Act of 1997 to mark-to-market certain appreciated securities held on January 1, 2001; such securities were treated as sold and repurchased, realizing gains of $912,491,000 and reducing the fund's capital loss carryforward for tax purposes. The mark-to-market allows future gains realized on the sale of these securities to be eligible for a lower capital gains tax rate if the securities are held for over five years. The mark-to-market had no effect on realized gains or unrealized appreciation for financial statement purposes. After taking the mark-to-market into account for tax purposes, at August 31, 2001, the fund had available realized losses of $3,573,138,000 to offset future net capital gains through January 31, 2010.

F. At February 28, 2002, net unrealized depreciation of investment securities for federal income tax purposes was $2,410,430,000, consisting of unrealized gains of $262,333,000 on securities that had risen in value since their purchase and $2,672,763,000 in unrealized losses on securities that had fallen in value since their purchase. (See Note E.)

G. Capital share transactions for each class of
shares were:
--------------------------------------------------------------------------------
                                     Six Months Ended            Year Ended
                                    February 28, 2002         August 31, 2001
                                 ------------------------  ---------------------
                                  Amount       Shares       Amount        Shares
                                   (000)        (000)        (000)         (000)
--------------------------------------------------------------------------------
Investor Shares
  Issued                       $ 923,425       52,016 $  3,899,697      142,000
  Issued in Lieu of Cash
    Distributions                 17,255          902    3,366,597      115,295
  Redeemed                    (1,920,814)    (109,204)  (4,224,177)    (172,708)
    Net Increase (Decrease)--
     Investor Shares            (980,134)     (56,286)   3,042,117       84,587

Admiral Shares
  Issued                         626,677       13,818      274,084        5,651
  Issued in Lieu of Cash
    Distributions                  2,167           43           --           --
  Redeemed                       (54,884)      (1,193)        (832)         (18)
    Net Increase (Decrease)--
      Admiral Shares             573,960       12,668      273,252        5,633
--------------------------------------------------------------------------------

                                                         [PICTURE OF A COMPUTER]

ADVANTAGES OF VANGUARD.COM(TM)

Why wait for the mail? You can get fund reports like this one sooner--and reduce the amount of mail you receive from us. Simply choose to view your fund reports
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services,  and online  resources,  delivered  every month and  whenever  there's
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YOUR ONLINE INFORMATION IS SECURE

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                                       19

THE VANGUARD(R) FAMILY OF FUNDS

STOCK FUNDS
500 Index Fund
Calvert Social Index Fund
Capital Opportunity Fund
Capital Value Fund
Convertible Securities Fund
Developed Markets Index Fund
Emerging Markets Stock Index Fund
Energy Fund
Equity Income Fund
European Stock Index Fund
Explorer(TM) Fund
Extended Market Index Fund
Global Equity Fund
Growth and Income Fund
Growth Equity Fund
Growth Index Fund
Health Care Fund
Institutional Developed Markets Index Fund
Institutional Index Fund
Institutional Total Stock Market Index Fund
International Growth Fund
International Value Fund
Mid-Cap Index Fund
Morgan(TM) Growth Fund
Pacific Stock Index Fund
Precious Metals Fund
PRIMECAP Fund
REIT Index Fund
Selected Value Fund
Small-Cap Growth Index Fund
Small-Cap Index Fund
Small-Cap Value Index Fund
Strategic Equity Fund
Tax-Managed Capital Appreciation Fund
Tax-Managed Growth and Income Fund
Tax-Managed International Fund
Tax-Managed Small-Cap Fund
Total International Stock Index Fund
Total Stock Market Index Fund
U.S. Growth Fund
U.S. Value Fund
Utilities Income Fund
Value Index Fund
Windsor(TM) Fund
Windsor(TM) II Fund


BALANCED FUNDS
Asset Allocation Fund
Balanced Index Fund
LifeStrategy(R) Conservative Growth Fund
LifeStrategy(R) Growth Fund
LifeStrategy(R) Income Fund
LifeStrategy(R) Moderate Growth Fund
STAR(TM) Fund
Tax-Managed Balanced Fund
Wellesley(R) Income Fund
Wellington(TM) Fund


BOND FUNDS
GNMA Fund
High-Yield Corporate Fund
High-Yield Tax-Exempt Fund
Inflation-Protected Securities Fund
Insured Long-Term Tax-Exempt Fund
Intermediate-Term BondIndex Fund
Intermediate-Term Corporate Fund
Intermediate-Term Tax-Exempt Fund
Intermediate-Term Treasury Fund
Limited-Term Tax-Exempt Fund
Long-Term Bond Index Fund
Long-Term Corporate Fund
Long-Term Tax-Exempt Fund
Long-Term Treasury Fund
Short-Term Bond Index Fund
Short-Term Corporate Fund
Short-Term Federal Fund
Short-Term Tax-Exempt Fund
Short-Term Treasury Fund
State Tax-Exempt Bond Funds
  (California, Florida, Massachusetts,
  New Jersey, New York, Ohio, Pennsylvania)
Total Bond Market Index Fund


MONEY MARKET FUNDS
Admiral(TM) Treasury Money Market Fund
Federal Money Market Fund
Prime Money Market Fund
State Tax-Exempt Money Market
  Funds (California, New Jersey,
  New York, Ohio, Pennsylvania)
Tax-Exempt Money Market Fund
Treasury Money Market Fund


VARIABLE ANNUITY
Balanced Portfolio
Diversified Value Portfolio
Equity Income Portfolio
Equity Index Portfolio
Growth Portfolio
High-Grade Bond Portfolio
High Yield Bond Portfolio
International Portfolio
Mid-Cap Index Portfolio
Money Market Portfolio
REIT Index Portfolio
Short-Term Corporate Portfolio
Small Company Growth Portfolio



Standard & Poor's(R), S&P(R), S&P 500(R), Standard & Poor's 500, and 500 are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by The Vanguard Group, Inc. Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the funds.

Calvert Social Index is a trademark of Calvert Group, Ltd., and has been licensed for use by The Vanguard Group, Inc. Vanguard Calvert Social Index Fund is not sponsored, endorsed, sold, or promoted by Calvert Group, Ltd., and Calvert Group, Ltd., makes no representation regarding the advisability of investing in the fund.

For information about Vanguard funds and our variable annuity plan, including charges and expenses, obtain a prospectus from The Vanguard Group, P.O. Box 2600, Valley Forge, PA 19482-2600. Read it carefully before you invest or send money.

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

     A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

--------------------------------------------------------------------------------
TRUSTEES (YEAR ELECTED)

JOHN J. BRENNAN           Chairman of the Board,  Chief Executive  Officer,  and
(1987)                    Director/Trustee  of  The Vanguard  Group,  Inc.,  and
                          of each  of  the investment  companies  served  by The
                          Vanguard Group.

CHARLES D. ELLIS          The  Partners of '63 (pro bono ventures in education);
(2001)                    Senior     Adviser      to     Greenwich    Associates
                          Successor Trustee of  Yale University; Overseer of the
                          Stern School of Business at New York (international business-strategy consulting); University; Trustee of the Whitehead Institute for Biomedical Research.

RAJIV L. GUPTA            Chairman and Chief Executive Officer of Rohm  and Haas
(2001)                    Co.   (chemicals);    Director   of  Technitrol,  Inc.
                          (electronic   components),    and     Agere    Systems
                          (communications  components);   Board  Member  of  the
                          American  Chemistry  Council;  and Trustee  of  Drexel
                          University.

JOANN HEFFERNAN HEISEN    Vice President, Chief Information Officer, and  Member
(1998)                    of the  Executive  Committee of   Johnson   &  Johnson
                          (pharmaceuticals/consumer  products);  Director of the
                          Medical Center at Princeton and Women's  Research  and
                          Education Institute.

BURTON G. MALKIEL         Chemical   Bank   Chairman's  Professor  of Economics,
(1977)                    Princeton    University;     Director   of    Vanguard
                          Investment   Series  plc  (Irish   investment   fund),
                          Vanguard  Group (Ireland)  Limited  (Irish  investment
                          management firm),  Prudential Insurance Co.of America,
                          BKF Capital (investment  management firm), The Jeffrey
                          Co. (holding  company),  and   NeuVis,  Inc. (software
                          company).

ALFRED M. RANKIN, JR.     Chairman,  President,  Chief  Executive  Officer,  and
(1993)                    Director of NACCO Industries, Inc.  (forklift  trucks/
                          housewares/lignite); Director of Goodrich  Corporation
                          (industrial products/aircraft systems and services).


J. LAWRENCE WILSON        Retired Chairman and Chief Executive  Officer of Rohm
(1985)                    and Haas  Co.  (chemicals);  Director  of Cummins Inc.
                          (diesel engines), The Mead Corp. (paper products), and
                          AmerisourceBergen Corp. (pharmaceutical distribution);
                          Trustee of Vanderbilt University.
--------------------------------------------------------------------------------
EXECUTIVE OFFICERS

R. GREGORY BARTON         Secretary;  Managing  Director  and General Counsel of
                          The Vanguard Group,  Inc.; Secretary of  The  Vanguard
                          Group and of each of the investment companies served by The Vanguard Group.

THOMAS J. HIGGINS         Treasurer;  Principal  of The  Vanguard  Group,  Inc.;
                          Treasurer of each of the investment companies served by The Vanguard Group.


More  information   about  the  trustees  is  in  the  Statement  of  Additional
Information, available from The Vanguard Group.


VANGUARD SENIOR MANAGEMENT TEAM

Mortimer J. Buckley, Information Technology.
F. William McNabb, III, Institutional Investor Group.
James H. Gately, Direct Investor Services.
Michael S. Miller, Planning and Development.
Kathleen C. Gubanich, Human Resources.
Ralph K. Packard, Finance.
Ian A. MacKinnon, Fixed Income Group.
George U. Sauter, Quantitative Equity Group.
--------------------------------------------------------------------------------
John C. Bogle, Founder; Chairman and Chief Executive Officer, 1974-1996.

[PICTURE OF A SHIP]
THE VANGUARD(R) LOGO
POST OFFICE BOX 2600
VALLEY FORGE, PA 19482-2600

ABOUT OUR COVER

Our cover photographs were taken by Michael Kahn in September 2000 aboard HMS Rose in New York's Long Island Sound. Mr. Kahn is a renowned photographer--and accomplished sailor--whose work often focuses on seascapes and nautical images. The photographs are copyrighted by Mr. Kahn.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

Vanguard,  The  Vanguard  Group,   Vanguard.com,   Admiral,   Explorer,  Morgan,
LifeStrategy, STAR, Wellesley, Wellington, Windsor, and the ship logo are trademarks of The Vanguard Group, Inc.

All other marks are the property of their respective owners.

FOR MORE INFORMATION

This report is intended for the funds' shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

     To receive a free copy of the prospectus or the Statement of Additional Information, or to request additional information about the funds or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through Vanguard.com(TM). Prospectuses may also be viewed online.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

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ACCOUNT SERVICES
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(C)2002 THE VANGUARD GROUP, INC.
ALL RIGHTS RESERVED.
VANGUARD MARKETING
CORPORATION, DISTRIBUTOR.

Q232 042002

VANGUARD(R)INTERNATIONAL GROWTH FUND

SEMIANNUAL REPORT * FEBRUARY 28, 2002

STOCK

[PICTURE OF A SHIP]
THE VANGUARD(R) LOGO

WHAT YOU CAN CONTROL

As an investor, you cannot control how the financial markets perform. But there are vital variables that you can control. You can decide how much to invest. You can limit the risk in your portfolio by diversifying your holdings. And you can control the investment costs you incur.

     Costs may seem the least dramatic of the three. But costs have a powerful impact on how your wealth accumulates; they reduce, dollar for dollar, the returns that you can derive from an investment.

     Every mutual fund has operating expenses--to pay for investment managers, telephone support, and so on. These costs appear in the fund's expense ratio, which reflects the percentage of average net assets (your money) consumed each year by operating costs. In 2001, the average mutual fund had an expense ratio of 1.32% (or $13.20 per $1,000 in assets), according to data from Lipper Inc.

     For Vanguard(R) funds, the average expense ratio was less than one-fourth that amount (0.27%, or $2.70 per $1,000 in assets). Our average expense ratio has been less than the industry average for 25 years, and it's an advantage we aim to maintain.

     Under  our  unique  corporate  structure,  shareholders  like  you  own the
Vanguard funds, which in turn own The Vanguard Group. No middleman makes a profit from managing the operation. You bear all of the investment risk. It's only right that you reap as much of the potential reward as possible.
--------------------------------------------------------------------------------
CONTENTS

Letter from the Chairman                 1
Report from the Adviser                  5
Fund Profile                             8
Glossary of Investment Terms            10
Performance Summary                     11
Financial Statements                    12
Advantages of Vanguard.com              22
--------------------------------------------------------------------------------
Summary

* Vanguard International Growth Fund's Investor Shares returned -;5.2% in the first half of the 2002 fiscal year, outpacing the fund's average competitor and the broad international stock market.

* Your fund's technology stocks performed well, but declines in other areas offset this gain.

* The fund's generally conservative stance caused it to lag its benchmark growth index during the period.

LETTER FROM THE CHAIRMAN

FELLOW SHAREHOLDER,

During the six months ended February 28, 2002, global financial markets plunged early on but rebounded to recover most of their losses. The Investor Shares of vanguard(R) international growth fund posted a six-month return of -5.2%, declining less than the average competitor and the broad international market, but somewhat more than international growth stocks in general.

     The adjacent table compares the fund's total returns (capital change plus reinvested dividends) with those of its comparative standards: the average international stock fund, the unmanaged Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index, and a subset of that benchmark--the EAFE Growth Index. The table includes returns for both Investor Shares and Admiral(TM) Shares, a lower-cost share class for large or long-standing accounts.

--------------------------------------------------------------
TOTAL RETURNS                                 SIX MONTHS ENDED
                                             FEBRUARY 28, 2002
--------------------------------------------------------------
VANGUARD INTERNATIONAL GROWTH FUND
Investor Shares                                          -5.2%
Admiral Shares                                           -5.1
Average International Fund*                              -7.1
MSCI EAFE Growth Index                                   -4.5
MSCI EAFE Index                                          -8.3
--------------------------------------------------------------
*Derived from data provided by Lipper Inc.

     For details on your fund's distributions and net asset values, please see the table on page 4.

FINANCIAL MARKETS IN REVIEW

Like stocks in the United States, international markets plunged in the aftermath of the September 11 terrorist attacks, then rallied in the following months before dipping once again, as corporate profits kept declining in the face of a global recession.

     The three largest countries in the Eurozone (France, Italy, and Germany) recorded falling economic output during the fourth quarter of calendar-year 2001. Japan was mired in its third recession in a decade, and Tokyo's blue-chip Nikkei 225 Index fell in February 2002 to its lowest level in 18 years.

     For investors based in the United States, the strength of the U.S. dollar further reduced the value of foreign assets. The EAFE Index, a barometer of 21 developed international markets, returned -8.3% in dollars for the six months. Eight of ten sectors had negative returns (information technology and basic materials were the exceptions). But, in a reversal of the trend of the past few years, pricier growth-oriented stocks outpaced value shares during the fiscal half-year. The EAFE Growth Index--which consists of EAFE stocks that have higher-

--------------------------------------------------------------------------------
MARKET BAROMETER                                                   TOTAL RETURNS
                                                 PERIODS ENDED FEBRUARY 28, 2002
                                                 -------------------------------
                                                   SIX          ONE         FIVE
                                                MONTHS         YEAR       YEARS*
--------------------------------------------------------------------------------
STOCKS
Russell 1000 Index (Large-caps)                  -1.6%        -9.5%         8.4%
Russell 2000 Index (Small-caps)                   0.9          0.3          6.8
Wilshire 5000 Index (Entire market)              -1.1         -8.4          7.8
MSCI EAFE Index (International)                  -8.3        -19.0          0.3
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index                       3.0%         7.7%         7.7%
  (Broad taxable market)
Lehman 10 Year Municipal Bond Index               2.0          6.6          6.4
Salomon Smith Barney 3-Month
 U.S. Treasury Bill Index                         1.2          3.4          4.9
--------------------------------------------------------------------------------
CPI
Consumer Price Index                              0.2%         1.1%         2.2%
================================================================================
*Annualized.

than-average price/book ratios--fell -4.5%, while its Value Index counterpart declined even further (-11.7%). Amid the general global decline, emerging markets were a notable exception: The MSCI Emerging Markets Free Index returned 12.5% for the six months.

     In the United States, the Wilshire 5000 Total Market Index--the broadest measure of the U.S. stock market--returned -1.1%. Despite indications that the recession that began in March 2001 might be ending, corporate earnings remained well below year-earlier levels. In addition, investors were alarmed by the Enron accounting scandal, which raised concern about the integrity of corporate financial statements. Among both large and small stocks as represented by the Russell indexes, value shares outpaced growth stocks.

PERFORMANCE OVERVIEW

With a six-month return of -5.2%, the International Growth Fund lagged the EAFE Growth Index by 0.7 percentage point, but outperformed its average peer fund and the broad EAFE Index by 1.9 and 3.1 percentage points, respectively.

     The fund's investment adviser, Schroder Investment Management North America, shone in its selection of stocks in the information technology sector. Comprising nearly 10% of the fund's assets on average, these stocks returned almost 23% during the six months. In comparison, the sector returned less than 1% for the EAFE Index.

     However, our technology success was offset by declines in other sectors, most notably in the consumer discretionary group--a broad sector that includes retailers and media companies, among others--and in financial services. The latter, comprising about one-quarter of the fund's assets, declined almost -14%. It's worth noting that the financial services sector in the EAFE Index fell even further.

     Your fund's sector allocations vary substantially from those in the EAFE Growth Index, which has considerably smaller proportions of consumer discretionary and financial services companies and somewhat bigger stakes in technology and telecommunications. The fund's generally more conservative stance versus the index hurt our relative performance during the six months.

     For more details on your fund's holdings, see the Report from the Adviser on page 5.

     In recent years, returns from international markets have lagged those of the U.S. market. At the same time, international and U.S. markets have often moved up and down roughly in unison. This has intensified debate about the role of international equities in helping to diversify an investor's portfolio. To be useful as diversifiers--reducing the overall volatility of a portfolio--international stocks need to be generally out of sync with the U.S. market. While this has not been the case lately, there is no guarantee that the correlation between global markets will remain high.

--------------------------------------------------------------------------------
Global markets have generally moved in unison in recent years, but this high correlation may not persist.
--------------------------------------------------------------------------------

     Another affliction of late for U.S.-based investors in international stocks has been the strength of the dollar, which reduces the value of returns from abroad. But this trend, too, could reverse, with a weaker dollar augmenting, rather than detracting from, returns from foreign investments. Finally, many of the world's leading companies are based outside of the United States and represent an important opportunity. For these reasons, we continue to believe that international stocks can play a useful role in a U.S. investor's diversified portfolio.

IN SUMMARY

The past two years have been a particularly volatile time in the financial markets and have illustrated the futility of trying to predict the market. As always, we advocate the sensible course of holding a diversified mix of stocks, bonds, and short-term investments in proportions appropriate for your goals, time horizon, and risk tolerance. Maintaining such a portfolio and tuning out the market "noise" can help you keep on track to your long-term financial goals. We thank you for your loyalty and for your trust in our approach to investing.

Sincerely,



/S/ JOHN J. BRENNAN
[PHOTO OF JOHN J. BRENNAN]
JOHN J. BRENNAN
Chairman and Chief Executive Officer                              March 14, 2002

----------------------------------------------------------------------------------------------
YOUR FUND'S PERFORMANCE AT A GLANCE: AUGUST 31, 2001-FEBRUARY 28, 2002
                                                                            DISTRIBUTIONS
                                                                              PER SHARE
                                                                    --------------------------
                                          STARTING        ENDING          INCOME       CAPITAL
                                       SHARE PRICE   SHARE PRICE       DIVIDENDS         GAINS
----------------------------------------------------------------------------------------------
Vanguard International Growth Fund
Investor Shares                           $  15.41      $  14.33        $  0.240      $  0.040
Admiral Shares                               49.02         45.58           0.795         0.130
----------------------------------------------------------------------------------------------

REPORT FROM THE ADVISER

Vanguard International Growth Fund returned -5.2% during the first six months of its 2002 fiscal year. Our main comparative measures, the MSCI EAFE Index and the average international stock mutual fund, did worse, returning -8.3% and -7.1%, respectively.

The Investment Environment

Over the past six months, the financial markets have exhibited a wide range of emotions, reflecting the thoughts and behavior of all of us as consumers, business people, or investors. The International Growth Fund's decline of -5.2% conceals a lot of volatility and, not least, a recovery of about 15% from the low it reached on September 21.

     Also in the background is the extraordinary strength of the U.S. dollar since the mid-1990s, a trend that has deprived U.S. investors of much of the benefit from their foreign investments. Against the major European currencies, the dollar rose by 5% over the half-year, so that by February 28 it stood a full 60% above its level in 1995 (the year in which the dollar turned upward). Versus the Japanese yen, the dollar was 12% higher over the half-year and, again, ended 60% above its 1995 level.

     This is not leading up to a prediction that the dollar is about to start falling. Indeed, we have hedged most of the yen exposure out of the portfolio for the past three years, and we plan to keep doing so for the foreseeable future. However, President Bush's recent imposition of tariffs on some foreign steel and the massive U.S. deficit in foreign trade both tell the same story:
The dollar will eventually return to a lower level, most obviously against the euro.

     It has been increasingly evident in recent months that a turn in the inventory cycle in Asia, Europe, and the United States is about to lead to a synchronized upturn in business confidence and industrial production. A synchronized recovery is of course more powerful than scattered strength. Consumer confidence is well below recent peaks and is still depressed notably in Japan and France. However, it is difficult not to believe that this, too, will begin to change for the better soon.

--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY

The adviser believes that superior long-term investment results can be achieved by selecting the stocks of companies with the potential for above-average earnings growth, with particular emphasis on companies in countries with favorable business and market environments.
--------------------------------------------------------------------------------

     Over the half-year, the best-performing sectors in non-U.S. markets have been technology, basic materials, and defensive growth stocks, such as pharmaceuticals, food, and beverage companies. These industry groups are strange companions that are not often found performing together. The situation underlines the uncertainty in stock markets in recent months.

     Japan has continued to disappoint in every possible way. The economy is very weak. Even though it has been showing signs of recovery, this expansion will not lead to growth in actual money terms. Politically, the Japanese government seems devoid of constructive ideas, and companies have shown no inclination to increase their restructuring efforts. We were indeed wrong to trust in the new prime minister nine months ago, and we have sold many of the stocks we purchased then, when we believed they would benefit from some firm leadership.

OUR SUCCESSES

The portfolio benefited from three important policy positions during the half-year. First, our 10% position in technology stocks helped performance. This was particularly significant because half of our exposure was in Korean and Taiwanese electronics companies, which gained more than 50% in dollar terms. These companies still look cheap relative to similar companies in the United States, Japan, and Europe.

     Second, we avoided a lot of possible damage in Japan. The Japanese stock market fell by more than -18%, but through good stock selection and the effect of our yen hedge, the effect on the portfolio was equivalent to a -5% fall.

     Third, our nontech growth stocks--which continue to make up about 30% of the fund's assets--performed relatively well for us. They continued to serve as safe havens in uncertain times.

OUR SHORTFALLS

About 25% of the portfolio was invested in financial stocks when I wrote to you six months ago, and that is still the case. Our bias toward retail banks, to which I drew attention at that time, certainly worked very well, but other financials had a miserable time. Most notably, ING Groep, which is the biggest holding in the portfolio, suffered horribly as a result of the World Trade Center disaster, losing about -;25% of its value over the period. However, its recent business performance has restored a lot of confidence in the company, and we have no intention of abandoning this investment.

     Our second-largest investment, Vivendi Universal, also had a very poor six months. This telecom and media company continues to report excellent business results, but the management has lost investors' confidence. This loss of confidence, combined with a highly leveraged balance sheet, is a typical problem for a company that has grown rapidly.

THE FUND'S POSITIONING

The fund remains heavily skewed toward Europe, where 71% of its net assets are invested. European stocks are not only among the cheapest in the developed world, but they also benefit from one of the cheapest currencies.

     Only 13% of our assets are now invested in Japan, and all the currency exposure is hedged back to dollars, lest the yen continue to fall. More than half of the Japanese stocks we own are dependent on business conditions outside Japan. Our remaining exposure to the troubled domestic economy is through exceptionally cheap stocks that are strongly placed in their respective businesses. A further 12% of the fund's assets are invested in the smaller Asian markets, which are particularly sensitive to the recent pick-up in global economic growth.

     Structurally, 30% of the portfolio is invested in cyclical stocks, of which 12% are technology-related companies; 30% is invested in nontech growth stocks; and 25% is invested in financials. Telecom and media companies make up the balance. Since oil prices went above $29 last summer, we have held no oil stocks.

     Currently, the portfolio is rather evenly balanced. We consider this balance appropriate at the present time. Very few sectors are misvalued; only individual stocks are.

RICHARD FOULKES, EXECUTIVE VICE PRESIDENT
SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA INC.

MARCH 15, 2002


--------------------------------------------------------------------------------
PORTFOLIO CHANGES                          FISCAL PERIOD ENDED FEBRUARY 28, 2002

NEW HOLDINGS                       COMMENTS
--------------------------------------------------------------------------------

NESTLE                             The world's largest food manufacturer--famous
                                   for  its  instant  coffee--is   entering   an
                                   exciting  period  of cost-cutting that should
                                   impact profits very favorably.
--------------------------------------------------------------------------------
INTERNATIONAL POWER                Independent power producer that suffered in
                                   the Enron crisis.
--------------------------------------------------------------------------------
WOLTERS KLUWER                     International publishing company, which has
                                   new management, was selling at 25% discount
                                   to peers.
--------------------------------------------------------------------------------
ELIMINATED
--------------------------------------------------------------------------------
BASF                               Europe's largest chemical company. We shifted
                                   emphasis   away   from   basic  to  specialty
                                   chemicals companies like Degussa and Ciba.
--------------------------------------------------------------------------------
BOOTS                              Successful  U.K.  drug   retailer   with  fat
                                   margins is now under attack from competitors.
--------------------------------------------------------------------------------
                                                                     SEE PAGE 12
                                                                  FOR A COMPLETE
                                                                  LISTING OF THE
                                                                FUND'S HOLDINGS.

FUND PROFILE                                             AS OF FEBRUARY 28, 2002
 FOR INTERNATIONAL GROWTH FUND

This Profile provides a snapshot of the fund's characteristics, compared where appropriate to both an unmanaged index that we consider a "best fit" for the fund and a broad market index. Key terms are defined on page 10.

------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
                                          BEST          MSCI
                              FUND        FIT*          EAFE
------------------------------------------------------------
Number of Stocks               117         405         1,021
Turnover Rate                39%**          --            --
Expense Ratio                               --            --
Investor Shares            0.67%**
Admiral Shares             0.55%**
Cash Investments              3.0%          --            --
------------------------------------------------------------

--------------------------------------------
TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)

ING Groep NV                            5.8%
 (financial services)

Samsung Electronics Co., Ltd.           4.0
 (electronics)

AstraZeneca Group PLC                   2.7
 (pharmaceuticals)

Vivendi Universal SA                    2.7
 (media)

HBOS PLC                                2.6
 (banking)

Suez SA                                 2.5
 (utilities)

L'Air Liquide SA (Registered)           2.1
 (chemicals)

Nestle SA (Registered)                  2.0
 (food, beverage & tobacco)

Vodafone Group PLC                      2.0
 (cellular telecommunications)

Bank of Ireland                         2.0
 (banking)
--------------------------------------------
Top Ten                                28.4%
--------------------------------------------

-------------------------------------------------
VOLATILITY MEASURES
                              BEST           MSCI
                      FUND    FIT*   FUND    EAFE
-------------------------------------------------
R-Squared             0.87    1.00   0.89    1.00
Beta                  0.86    1.00   1.00    1.00
-------------------------------------------------

-----------------------------
ALLOCATION BY REGION

Europe                     73
Pacific                    19
Emerging Markets            8
-----------------------------


 *MSCI EAFE Growth Index.
**Annualized.

--------------------------------------------------------------------------------
COUNTRY DIVERSIFICATION (% OF COMMON STOCKS)

                                           BEST       MSCI
                                  FUND     FIT*       EAFE
--------------------------------------------------------------------------------
EUROPE
United Kingdom                    22.0%    23.0%     27.8%
France                            18.3     10.4       9.7
Netherlands                       11.6      7.0       5.9
Switzerland                        5.9      7.7       7.9
Ireland                            3.4      0.5       0.8
Italy                              2.9      4.1       3.7
Sweden                             2.8      2.3       2.2
Germany                            2.2      7.0       7.0
Spain                              2.1      4.0       3.1
Finland                            0.9      3.2       2.3
Belgium                            0.8      1.0       1.0
Denmark                            0.4      0.9       0.8
Norway                             0.0      0.5       0.5
Austria                            0.0      0.2       0.1
Greece                             0.0      0.4       0.4
Portugal                           0.0      0.6       0.4
--------------------------------------------------------------------------------
Subtotal                          73.3%    72.8%     73.6%
--------------------------------------------------------------------------------
PACIFIC
Japan                             13.3%    20.8%     19.5%
Hong Kong                          3.2      1.7       1.7
Singapore                          2.5      0.8       0.9
Australia                          0.0      3.7       4.2
New Zealand                        0.0      0.2       0.1
--------------------------------------------------------------------------------
Subtotal                          19.0%    27.2%     26.4%
--------------------------------------------------------------------------------
EMERGING MARKETS
South Korea                        4.9%      --         --
Taiwan                             2.1       --         --
Mexico                             0.4       --         --
Brazil                             0.3       --         --
--------------------------------------------------------------------------------
Subtotal                           7.7%      --         --
--------------------------------------------------------------------------------
Total                            100.0%   100.0%     100.0%
--------------------------------------------------------------------------------

                                                               VISIT OUR WEBSITE
                                                                WWW.VANGUARD.COM
                                                           FOR REGULARLY UPDATED
                                                               FUND INFORMATION.
*MSCI EAFE Growth Index.

GLOSSARY OF INVESTMENT TERMS

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the fund's "best fit" index benchmark and an overall market index. Each index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the index rose or fell by 10%.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock investment.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by the fund's "best fit" index benchmark and by an overall market index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
TURNOVER RATE. An indication of the fund's trading activity. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY                                      AS OF FEBRUARY 28, 2002
 FOR INTERNATIONAL GROWTH FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%) AUGUST 31, 1991-FEBRUARY 28, 2002


                INTERNATIONAL
                  GROWTH FUND               MCSI EAFE
              INVESTOR SHARES            GROWTH INDEX

1992                      1.5                     1.5
1993                     21.1                    23.0
1994                     20.4                     4.7
1995                      3.8                     1.4
1996                     12.7                     6.3
1997                     15.8                     8.3
1998                     -3.0                     0.7
1999                     21.7                    20.6
2000                     18.7                    11.5
2001                    -24.5                   -34.3
2002*                    -5.2                    -4.5
--------------------------------------------------------------------------------
*Six months ended February 28, 2002.
Note: See Financial Highlights tables on pages 17 and 18 for dividend and capital gains information.

--------------------------------------------------------------------------------
Average Annual Total Returns for periods ended December 31, 2001

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

                                                                            TEN YEARS
                                                  ONE     FIVE    -----------------------------
                             INCEPTION DATE      YEAR    YEARS     CAPITAL     INCOME     TOTAL
-----------------------------------------------------------------------------------------------
International Growth Fund
  Investor Shares                 9/30/1981   -18.92%    2.65%       6.10%      1.41%     7.51%
  Admiral Shares                  8/13/2001    -2.64*
-----------------------------------------------------------------------------------------------
*Return since inception.

FINANCIAL STATEMENTS

FEBRUARY 28, 2002 (UNAUDITED)

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by country. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains
usually   approximate   the  sums  the  fund  had  available  to  distribute  to
shareholders as income  dividends or capital gains as of the statement date, but
may  differ  because  certain   investments  or  transactions   may  be  treated
differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.
------------------------------------------------------------------------------
                                                                        MARKET
                                                                        VALUE*
INTERNATIONAL GROWTH FUND                            SHARES              (000)
------------------------------------------------------------------------------
COMMON STOCKS (97.0%)
------------------------------------------------------------------------------
BELGIUM (0.8%)
  UCB SA                                      $     760,000      $      30,470
  Groupe Bruxelles Lambert SA                       429,000             23,656
                                                                 -------------
                                                                 $      54,126
                                                                 -------------
BRAZIL (0.3%)
  Tele Norte Leste
   Participacoes ADR                                723,300             10,958
  Companhia de Bebidas
   das Americas                                     340,000              6,841
                                                                 -------------
                                                                 $      17,799
                                                                 -------------
DENMARK (0.4%)
* ISS A/S                                           416,000             20,338
  Novo Nordisk A/S B Shares                         172,000              6,677
                                                                 -------------
                                                                 $      27,015
                                                                 -------------

FINLAND (0.9%)
  Nokia Oyj                                       2,796,000      $      59,422
                                                                 -------------

FRANCE (17.8%)
  Vivendi Universal SA                            4,493,261            174,429
  Suez SA                                         5,970,000            166,278
  L'Air Liquide SA (Registered)                     983,000            138,849
  BNP Paribas                                     2,716,000            131,677
* Lafarge SA                                      1,000,000             86,065
  Thales Ex Thomson CSF                           2,495,733             81,277
  Accor SA                                        2,096,000             76,961
  Sodexho Alliance SA                             1,876,000             74,320
  Sanofi-Synthelabo SA                              771,000             50,617
  Societe Generale Class A                          755,000             44,669
  STMicroelectronics NV                           1,368,000             40,551
  Havas Advertising SA                            5,210,000             39,612
  Publicis Groupe SA                              1,272,000             33,580
  Aventis                                           382,000             28,251
                                                                 -------------
                                                                 $   1,167,136
                                                                 -------------
GERMANY (2.1%)
  Muenchener Rueckversicherungs-
   Gesellschaft AG (Registered)                     300,470             73,292
  Degussa AG                                      1,386,000             40,198
  Bayerische Motoren Werke AG                       689,000             25,388
                                                                 -------------
                                                                 $     138,878
                                                                 -------------
HONG KONG (3.1%)
  Swire Pacific Ltd. A Shares                     8,678,000             47,177
* China Mobile (Hong Kong) Ltd.                  12,667,500             36,544
  Henderson Land
   Development Co., Ltd.                          7,656,000             29,842
  Sun Hung Kai Properties Ltd.                    3,902,000             27,892
  Cheung Kong Holdings Ltd.                       3,298,000             27,486
  Wharf Holdings Ltd.                             7,829,000             17,215
  Johnson Electric Holdings Ltd.                 14,885,000             17,177
                                                                 -------------
                                                                 $     203,333
                                                                 -------------
IRELAND (3.3%)
  Bank of Ireland PLC                            13,585,284            133,373
  Allied Irish Banks PLC                          7,508,000             83,776
                                                                 -------------
                                                                 $     217,149
                                                                 -------------
ITALY (2.8%)
  Assicurazioni Generali SpA                      2,511,000             62,183
  Olivetti SpA                                   46,919,526             55,438

------------------------------------------------------------------------------
                                                                        MARKET
                                                                        VALUE*
                                                     SHARES              (000)
------------------------------------------------------------------------------
  Telecom Italia SpA                          $   4,778,000      $      39,303
  Mediobanca Banca di Credito
   Finanziaria SpA                                2,684,000             28,881
                                                                 -------------
                                                                 $     185,805
                                                                 -------------
JAPAN (12.9%)
  East Japan Railway Co.                             25,298             96,409
  Mabuchi Motor Co.                               1,015,100             93,375
  Mitsui & Co., Ltd.                             15,453,000             86,142
  Yamanouchi
   Pharmaceuticals Co., Ltd.                      3,285,000             85,669
  Ricoh Co.                                       4,776,000             84,760
  Fuji Photo Film Co., Ltd.                       2,588,000             81,609
  Takeda Chemical
   Industries Ltd.                                1,565,000             63,500
  Bridgestone Corp.                               2,572,000             32,384
  Nippon Television
   Network Corp.                                    149,640             30,571
  Rohm Co., Ltd.                                    206,200             29,815
  Murata Manufacturing Co., Ltd.                    454,000             28,226
  Sumitomo Electric
   Industries Ltd.                                3,726,000             23,666
  Nippon Unipac Holding                               3,750             18,803
  Hirose Electric Co., Ltd.                         237,900             17,030
  Daiichi Pharmaceutical Co., Ltd.                  900,000             16,948
  SMC Corp.                                         139,600             15,522
  NGK Spark Plug Co.                              1,600,000             14,060
  Sankyo Co., Ltd. (Gunwa)                          467,900             12,307
  Omron Corp.                                       901,000             11,244
  Yasuda Fire & Marine
   Insurance Co.                                  1,277,000              5,945
                                                                 -------------
                                                                 $     847,985
                                                                 -------------
MEXICO (0.4%)
  Telefonos de Mexico SA Class L ADR                700,000      $      26,803
                                                                 -------------

NETHERLANDS (11.2%)
  ING Groep NV                                   16,035,312            381,291
  TPG NV                                          4,708,000             96,840
  Koninklijke (Royal) Philips
   Electronics NV                                 2,942,000             76,852
* Wolters Kluwer NV                               2,515,000             54,168
* Buhrmann NV                                     4,645,158             53,640
* ASML Holding NV                                 1,390,000             28,495
* Koninklijke KPN NV                              4,073,000             19,447
* Getronics NV                                    6,799,368             17,703
  Oce NV                                            867,166              8,851
                                                                 -------------
                                                                 $     737,287
                                                                 -------------
SINGAPORE (2.4%)
  DBS Group Holdings Ltd.                         5,852,721             43,132
  United Overseas Bank Ltd.                       5,567,000             42,242
  Singapore Technologies
   Engineering Ltd.                              23,615,000             31,197
  City Developments Ltd.                          6,337,000             23,523
  Singapore Press Holdings Ltd.                   1,662,486             19,875
                                                                 -------------
                                                                 $     159,969
                                                                 -------------
SOUTH KOREA (4.7%)
  Samsung Electronics Co. Ltd.                    1,027,482            266,203
  Kookmin Bank                                      450,000             19,680
  Shinhan Financial Group Ltd.                    1,200,000             16,225
  Hana Bank                                         501,000              7,474
* Koram Bank                                         11,810                116
                                                                 -------------
                                                                 $     309,698
                                                                 -------------
SPAIN (2.1%)
  Bankinter SA                                    2,014,000             55,363
* Telefonica SA                                   3,790,320             44,195
  Altadis SA                                      2,143,000             35,497
                                                                 -------------
                                                                 $     135,055
                                                                 -------------
SWEDEN (2.7%)
  Svenska Handelsbanken
   AB A Shares                                    5,341,000             72,480
  Electrolux AB Series B                          3,362,000             60,404
  Assa Abloy AB                                   3,612,000             45,565
                                                                 -------------
                                                                 $     178,449
                                                                 -------------
SWITZERLAND (5.7%)
  Nestle SA (Registered)                            609,000            134,528
* Syngenta AG                                     1,652,000             91,208
* UBS AG                                          1,313,000             60,743
  Adecco SA (Registered)                            692,000             41,515
  ABB Ltd.                                        3,701,000             26,383
  CIBA Specialty Chemicals
   AG (Registered)                                  278,000             20,062
                                                                 -------------
                                                                 $     374,439
                                                                 -------------
TAIWAN (2.1%)
  United Microelectronics
   Warrants Exp. 2/18/2003                       73,944,879             93,910
* Taiwan Semiconductor Manufacturing Co.
   Warrants Exp. 3/28/2002                        8,350,285             27,222
  Siliconware Precision Industries Co., Ltd.
   Warrants Exp. 7/11/2002                       16,940,000             14,568
                                                                 -------------
                                                                 $     135,700
                                                                 -------------
UNITED KINGDOM (21.3%)
  AstraZeneca Group PLC                           3,469,000            175,459
  HBOS PLC                                       16,111,000            168,855
  Vodafone Group PLC                             70,844,410            134,021
  Standard Chartered PLC                         10,280,700            100,479
  Kingfisher PLC                                 14,885,239             79,794
  Tesco PLC                                      20,638,366             73,561
  Dixons Group PLC                               20,858,000             70,657
* ARM Holdings PLC                               14,222,000             56,927

------------------------------------------------------------------------------
                                                                        MARKET
                                                                        VALUE*
INTERNATIONAL GROWTH FUND                            SHARES              (000)
------------------------------------------------------------------------------
* International Power PLC                     $  21,200,000      $      53,974
  Royal Bank of Scotland Group PLC                2,059,000             50,440
  Reckitt Benckiser PLC                           3,099,000             49,049
  BAA PLC                                         4,824,000             43,565
  Electrocomponents PLC                           5,929,000             41,679
  Reuters Group PLC                               5,536,000             41,030
  EMI Group PLC                                   9,143,000             40,057
  United Business Media PLC                       4,535,863             37,531
  Smith & Nephew PLC                              5,942,000             35,824
  IMI PLC                                         8,935,000             33,490
  Provident Financial PLC                         3,400,000             31,258
  Tomkins PLC                                     7,670,000             26,362
  Pace Micro Technology PLC                       4,913,000             20,274
  MyTravel Group PLC                              5,813,100             18,335
  Bodycote International PLC                      4,579,000             12,273
  Logica PLC                                        876,400              4,772
                                                                 -------------
                                                                 $   1,399,666
                                                                 -------------

------------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (Cost $6,546,173)                                              $   6,375,714
------------------------------------------------------------------------------
                                                       FACE
                                                     AMOUNT
                                                      (000)
------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (14.4%)
------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
  Obligations in a Pooled Cash Account
  1.89%, 3/1/2002                             $     230,119           230,119
  1.89%, 3/1/2002--Note G                           721,595           721,595
------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (Cost $951,714)                                                $    951,714
------------------------------------------------------------------------------
TOTAL INVESTMENTS (111.4%)
  (Cost $7,497,887)                                              $   7,327,428
------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-11.4%)
------------------------------------------------------------------------------
Other Assets--Note C                                                   37,549
Security Lending Collateral
  Payable to Brokers--Note G                                         (721,595)
Other Liabilities                                                     (67,332)
                                                                 -------------
                                                                 $   (751,378)
                                                                 -------------
------------------------------------------------------------------------------
NET ASSETS (100%)                                                $   6,576,050
==============================================================================
* See Note A in Notes to Financial Statements.
* Non-income-producing security.
ADR--American Depositary Receipt.

------------------------------------------------------------------------------
                                                                        AMOUNT
                                                                         (000)
------------------------------------------------------------------------------
AT FEBRUARY 28, 2002, NET ASSETS CONSISTED OF:
------------------------------------------------------------------------------
Paid-in Capital                                                  $  7,113,638
Overdistributed Net
  Investment Income--Note E                                            (1,117)
Accumulated Net Realized Losses--Note E                              (377,052)
Unrealized Appreciation (Depreciation)--Note F
  Investment Securities                                              (170,459)
  Foreign Currencies and
   Forward Currency Contracts                                          11,040
------------------------------------------------------------------------------
NET ASSETS                                                       $  6,576,050
==============================================================================

Investor Shares--Net Assets
Applicable to 404,132,359 outstanding $.001
  par value shares of beneficial interest
    (unlimited authorization)                                    $  5,791,932
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE-- INVESTOR SHARES                      $      14.33
================================================================================

Admiral Shares--Net Assets
Applicable to 17,203,252 outstanding $.001 par
  value shares of beneficial interest
   (unlimited authorization)                                     $    784,118
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE-- ADMIRAL SHARES                       $      45.58
================================================================================

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain
(Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

-------------------------------------------------------------------------------
                                                      INTERNATIONAL GROWTH FUND
                                             SIX MONTHS ENDED FEBRUARY 28, 2002
                                                                          (000)
-------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Dividends*                                                     $      28,044
  Interest                                                               3,573
  Security Lending                                                         644
-------------------------------------------------------------------------------
   Total Income                                                  $      32,261
-------------------------------------------------------------------------------
EXPENSES
  Investment Advisory Fees--Note B
    Basic Fee                                                            4,358
    Performance Adjustment                                                 553
  The Vanguard Group--Note C
    Management and Administrative
     Investor Shares                                                    13,725
     Admiral Shares                                                      1,149
    Marketing and Distribution
     Investor Shares                                                       618
     Admiral Shares                                                         22
  Custodian Fees                                                         1,032
  Auditing Fees                                                              9
  Shareholders' Reports
    Investor Shares                                                        134
    Admiral Shares                                                          14
  Trustees' Fees and Expenses                                                4
-------------------------------------------------------------------------------
    Total Expenses                                                      21,618
    Expenses Paid Indirectly--Note D                                    (1,332)
--------------------------------------------------------------------------------
    Net Expenses                                                 $      20,286
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                   11,975
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
  Investment Securities Sold                                          (482,975)
  Foreign Currencies and Forward Currency Contracts                     58,249
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                              (424,726)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
  Investment Securities                                                  8,062
  Foreign Currencies and Forward Currency Contracts                     58,258
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                        66,320
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS  $    (346,431)
================================================================================
*Dividends are net of foreign withholding taxes of $3,900,000.

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.

--------------------------------------------------------------------------------
                                                   INTERNATIONAL GROWTH FUND
                                           -------------------------------------
                                            SIX MONTHS                    YEAR
                                                 ENDED                   ENDED
                                         FEB. 28, 2002           AUG. 31, 2001
                                                 (000)                   (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                   $     11,975             $    98,945
  Realized Net Gain (Loss)                    (424,726)                197,953
  Change in Unrealized Appreciation
    (Depreciation)                              66,320              (2,653,563)
--------------------------------------------------------------------------------
  Net Increase (Decrease) in Net
     Assets Resulting from Operations         (346,431)             (2,356,665)
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income
    Investor Shares                            (96,756)                (96,113)
    Admiral Shares                             (12,361)                     --
  Realized Capital Gain*
    Investor Shares                            (16,126)               (620,370)
    Admiral Shares                              (2,021)                     --
--------------------------------------------------------------------------------
    Total Distributions                       (127,264)               (716,483)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--NOTE H
  Investor Shares                             (217,087)               (634,477)
  Admiral Shares                               324,288                 506,476
--------------------------------------------------------------------------------
    Net Increase (Decrease) from
     Capital Share Transactions                107,201                (128,001)
--------------------------------------------------------------------------------
  Total Increase (Decrease)                   (366,494)             (3,201,149)
--------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                        6,942,544              10,143,693
--------------------------------------------------------------------------------
  End of Period                          $   6,576,050           $   6,942,544
================================================================================
* Includes fiscal 2001 short-term gain distributions totaling $87,376,000 which are treated as ordinary income dividends for tax purposes.

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.


INTERNATIONAL GROWTH FUND INVESTOR SHARES
------------------------------------------------------------------------------------------------------------------------
                                                                                     YEAR ENDED AUGUST 31,
FOR A SHARE OUTSTANDING                             SIX MONTHS ENDED  --------------------------------------------------
THROUGHOUT EACH PERIOD                             FEBRUARY 28, 2002      2001     2000       1999      1998       1997
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $   15.41  $  22.23  $ 19.75   $  16.57  $  17.86   $  16.13
------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                          .02       .23      .26        .27       .25        .19
  Net Realized and Unrealized Gain (Loss)
    on Investments                                              (.82)    (5.41)    3.38       3.29      (.81)      2.28
------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                            (.80)    (5.18)    3.64       3.56      (.56)      2.47
------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                          (.24)     (.22)    (.26)      (.22)     (.21)      (.19)
  Distributions from Realized Capital Gains                     (.04)    (1.42)    (.90)      (.16)     (.52)      (.55)
------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                         (.28)    (1.64)   (1.16)      (.38)     (.73)      (.74)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                             $   14.33  $  15.41  $ 22.23   $  19.75  $  16.57   $  17.86
========================================================================================================================

TOTAL RETURN                                                  -5.21%   -24.49%   18.68%     21.70%    -2.99%     15.84%
========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                     $   5,792  $  6,447  $10,144   $  8,000  $  6,820   $  7,089
  Ratio of Total Expenses to
    Average Net Assets                                        0.67%*     0.61%    0.53%      0.58%     0.59%      0.57%
  Ratio of Net Investment Income to
    Average Net Assets                                        0.36%*     1.19%    1.26%      1.42%     1.39%      1.26%
  Portfolio Turnover Rate                                       39%*       48%      48%        37%       37%        22%
========================================================================================================================
*Annualized.

FINANCIAL HIGHLIGHTS (CONTINUED)

INTERNATIONAL GROWTH FUND ADMIRAL SHARES
----------------------------------------------------------------------------------------------------------
                                                                SIX MONTHS ENDED              AUG. 13* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                     FEB. 28, 2002            AUG. 31, 2001
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                    $  49.02                 $  50.00
----------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                                     .115                      .07
  Net Realized and Unrealized Gain (Loss) on Investments                  (2.630)                   (1.05)
----------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                      (2.515)                    (.98)
----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                                     (.795)                      --
  Distributions from Realized Capital Gains                                (.130)                      --
----------------------------------------------------------------------------------------------------------
    Total Distributions                                                    (.925)                      --
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                          $  45.58                 $  49.02
==========================================================================================================

TOTAL RETURN                                                              -5.15%                   -1.96%
==========================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                                  $    784                 $    495
  Ratio of Total Expenses to Average Net Assets                          0.55%**                  0.54%**
  Ratio of Net Investment Income to Average Net Assets                   0.45%**                  2.50%**
  Portfolio Turnover Rate                                                  39%**                      48%
==========================================================================================================
*Inception.
**Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard International Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations. The fund offers two classes of shares, Investor Shares and Admiral Shares.
Investor Shares are available to any investor who meets the fund's minimum purchase requirements. Admiral Shares were first issued on August 13, 2001, and are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria. A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments are valued at cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.

     2.  FOREIGN   CURRENCY:   Securities  and  other  assets  and   liabilities
denominated in foreign currencies are translated into U.S. dollars at the exchange rates on the valuation date as employed by Morgan Stanley Capital International in the calculation of its indexes.

     Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).

     3. FORWARD CURRENCY CONTRACTS: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund's risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts.

     Forward currency contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

     4. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     5. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     6. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

     7. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

     Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Schroder Investment Management North America Inc. provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance for the preceding three years relative to the Morgan Stanley Capital International Europe, Australasia, Far East Index. For the six months ended February 28, 2002, the investment advisory fee represented an effective annual basic rate of 0.13% of the fund's average net assets, before an increase of $553,000 (0.02%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At February 28, 2002, the fund had contributed capital of $1,216,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 1.22% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment adviser to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's management and administrative expenses. The fund's custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the six months ended February 28, 2002, directed brokerage and custodian fee offset arrangements reduced expenses by $1,331,000 and $1,000, respectively. The total expense reduction represented an effective annual rate of 0.04% of the fund's average net assets.

E.  During  the  six  months  ended   February  28,  2002,  the  fund  purchased
$1,373,697,000 of investment securities and sold $1,254,376,000 of investment securities other than temporary cash investments.

     During the year ended August 31, 2001, the fund realized net foreign currency gains of $752,000, which increased net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized gains to undistributed net investment income.

F. At February 28, 2002, net unrealized depreciation of investment securities for financial reporting and federal income tax purposes was $170,459,000, consisting of unrealized gains of $743,885,000 on securities that had risen in value since their purchase and $914,344,000 in unrealized losses on securities that had fallen in value since their purchase.

     At February 28, 2002, the fund had open forward currency contracts to deliver foreign currency in exchange for U.S. dollars as follows:

----------------------------------------------------------------------------------------------
                                                              (000)
                             -----------------------------------------------------------------
                              CONTRACT AMOUNT
                             -----------------------
                              FOREIGN           U.S.           MARKET VALUE         UNREALIZED
CONTRACT SETTLEMENT DATE     CURRENCY        DOLLARS        IN U.S. DOLLARS       APPRECIATION
----------------------------------------------------------------------------------------------
Deliver:
 4/17/2002           JPY  103,000,000     $  782,675             $  771,385          $  11,290
----------------------------------------------------------------------------------------------

The fund had net unrealized foreign currency losses of $250,000 resulting from the translation of other assets and liabilities at February 28, 2002.

G. The market value of securities on loan to broker/dealers at February 28, 2002, was $686,832,000, for which the fund held cash collateral of $721,595,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

H. Capital share transactions for each class of shares were:

-----------------------------------------------------------------------------------------------
                                                 SIX MONTHS ENDED                YEAR ENDED
                                                FEBRUARY 28, 2002           AUGUST 31, 2001
                                            ---------------------------------------------------
                                            AMOUNT         SHARES         AMOUNT        SHARES
                                             (000)          (000)          (000)         (000)
-----------------------------------------------------------------------------------------------
Investor Shares
  Issued                              $ 1,501,967         105,006    $ 3,501,258       191,019
  Issued in Lieu of Cash Distributions    106,336           7,353        676,869        36,866
  Redeemed                             (1,825,390)       (126,532)    (4,812,604)     (265,799)
                                      ---------------------------------------------------------
    Net Increase (Decrease)--
     Investor Shares                     (217,087)        (14,173)      (634,477)      (37,914)
                                      ---------------------------------------------------------
Admiral Shares
  Issued                                  445,827           9,732        509,925        10,170
  Issued in Lieu of Cash Distributions     12,609             274             --            --
  Redeemed                               (134,148)         (2,904)        (3,449)          (69)
                                      ---------------------------------------------------------
     Net Increase (Decrease)--
      Admiral Shares                      324,288           7,102        506,476        10,101
-----------------------------------------------------------------------------------------------

                                                         [PICTURE OF A COMPUTER]

ADVANTAGES OF VANGUARD.COM(TM)

Why wait for the mail? You can get fund reports like this one sooner--and reduce the amount of mail you receive from us. Simply choose to view your fund reports online.

  Consider the benefits of using Vanguard.com.
On our website, you can:

  * Choose to stop receiving fund reports and prospectuses via U.S. mail, and view them online instead.
  * Request a courtesy e-mail to notify you when a new fund report or prospectus is available.

     When you receive fund reports and prospectuses online, you lower Vanguard's printing and postage costs--and that helps to reduce the expense ratios of your funds. You will continue to receive confirmations of purchases, redemptions, and other account activity by mail.


HOW TO NOTIFY US ABOUT YOUR MAILING PREFERENCES

You can easily tell us to stop mailing your fund reports and prospectuses. Just log on to Vanguard.com (or follow the easy steps to register for secure, online access to your accounts) and update your Web Profile. Registered users can also view their account values; download records of recent transactions; research and track the performance of individual securities and funds; buy, exchange, and sell fund shares; and much more.

     If you invest directly with us, you can also elect to receive all of your account statements online or to have us mail out only your year-end statements, which detail every transaction you make during the year. However, if you invest with us through an employer-sponsored retirement plan or a financial intermediary, some of these options may not be available to you.

     All Vanguard shareholders can choose to receive our electronic newsletters:
ECONOMIC WEEK IN REVIEW, a recap of each week's key economic reports and market activity; and WHAT'S NEW AT VANGUARD, an update on Vanguard investments, services, and online resources, delivered every month and whenever there's breaking news.


YOUR ONLINE INFORMATION IS SECURE

Vanguard.com uses some of the most secure forms of online communication available, including data encryption and Secure Sockets Layer (SSL) protocol. These technologies provide a high level of security and privacy when you access your account information, initiate online transactions, or send us messages.

THE VANGUARD(R) FAMILY OF FUNDS

STOCK FUNDS
500 Index Fund
Calvert Social Index Fund
Capital Opportunity Fund
Capital Value Fund
Convertible Securities Fund
Developed Markets Index Fund
Emerging Markets Stock Index Fund
Energy Fund
Equity Income Fund
European Stock Index Fund
Explorer(TM) Fund
Extended Market Index Fund
Global Equity Fund
Growth and Income Fund
Growth Equity Fund
Growth Index Fund
Health Care Fund
Institutional Developed Markets Index Fund
Institutional Index Fund
Institutional Total Stock Market Index Fund
International Growth Fund
International Value Fund
Mid-Cap Index Fund
Morgan(TM) Growth Fund
Pacific Stock Index Fund
Precious Metals Fund
PRIMECAP Fund
REIT Index Fund
Selected Value Fund
Small-Cap Growth Index Fund
Small-Cap Index Fund
Small-Cap Value Index Fund
Strategic Equity Fund
Tax-Managed Capital Appreciation Fund
Tax-Managed Growth and Income Fund
Tax-Managed International Fund
Tax-Managed Small-Cap Fund
Total International Stock Index Fund
Total Stock Market Index Fund
U.S. Growth Fund
U.S. Value Fund
Utilities Income Fund
Value Index Fund
Windsor(TM) Fund
Windsor(TM) II Fund


BALANCED FUNDS
Asset Allocation Fund
Balanced Index Fund
LifeStrategy(R) Conservative Growth Fund
LifeStrategy(R) Growth Fund
LifeStrategy(R) Income Fund
LifeStrategy(R) Moderate Growth Fund
STAR(TM) Fund
Tax-Managed Balanced Fund
Wellesley(R) Income Fund
Wellington(TM) Fund


BOND FUNDS
GNMA Fund
High-Yield Corporate Fund
High-Yield Tax-Exempt Fund
Inflation-Protected Securities Fund
Insured Long-Term Tax-Exempt Fund
Intermediate-Term Bond Index Fund
Intermediate-Term Corporate Fund
Intermediate-Term Tax-Exempt Fund
Intermediate-Term Treasury Fund
Limited-Term Tax-Exempt Fund
Long-Term Bond Index Fund
Long-Term Corporate Fund
Long-Term Tax-Exempt Fund
Long-Term Treasury Fund
Short-Term Bond Index Fund
Short-Term Corporate Fund
Short-Term Federal Fund
Short-Term Tax-Exempt Fund
Short-Term Treasury Fund
State Tax-Exempt Bond Funds
 (California, Florida, Massachusetts,
  New Jersey, New York, Ohio,
  Pennsylvania)
Total Bond Market Index Fund


MONEY MARKET FUNDS
Admiral(TM) Treasury Money Market Fund
Federal Money Market Fund
Prime Money Market Fund
State Tax-Exempt Money Market
  Funds (California, New Jersey,
  New York, Ohio, Pennsylvania)
Tax-Exempt Money Market Fund
Treasury Money Market Fund


VARIABLE ANNUITY
Balanced Portfolio
Diversified Value Portfolio
Equity Income Portfolio
Equity Index Portfolio
Growth Portfolio
High-Grade Bond Portfolio
High Yield Bond Portfolio
International Portfolio
Mid-Cap Index Portfolio
Money Market Portfolio
REIT Index Portfolio
Short-Term Corporate Portfolio
Small Company Growth Portfolio

Standard & Poor's(R), S&P(R), S&P 500(R), Standard & Poor's 500, and 500 are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by The Vanguard Group, Inc. Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the funds.

Calvert Social Index is a trademark of Calvert Group, Ltd., and has been licensed for use by The Vanguard Group, Inc. Vanguard Calvert Social Index Fund is not sponsored, endorsed, sold, or promoted by Calvert Group, Ltd., and Calvert Group, Ltd., makes no representation regarding the advisability of investing in the fund.


For information about Vanguard funds and our variable annuity plan, including charges and expenses, obtain a prospectus from The Vanguard Group, P.O. Box 2600, Valley Forge, PA 19482-2600. Read it carefully before you invest or send money.

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

     A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

--------------------------------------------------------------------------------
TRUSTEES (YEAR ELECTED)

JOHN J. BRENNAN           Chairman of the Board,  Chief Executive  Officer,  and
(1987)                    Director/Trustee  of  The Vanguard  Group,  Inc.,  and
                          of each  of  the investment  companies  served  by The
                          Vanguard Group.

CHARLES D. ELLIS          The  Partners of '63 (pro bono ventures in education);
(2001)                    Senior     Adviser      to     Greenwich    Associates
                          Successor Trustee of  Yale University; Overseer of the
                          Stern School of Business at New York (international business-strategy consulting); University; Trustee of the Whitehead Institute for Biomedical Research.

RAJIV L. GUPTA            Chairman and Chief Executive Officer of Rohm  and Haas
(2001)                    Co.   (chemicals);    Director   of  Technitrol,  Inc.
                          (electronic   components),    and     Agere    Systems
                          (communications  components);   Board  Member  of  the
                          American  Chemistry  Council;  and Trustee  of  Drexel
                          University.

JOANN HEFFERNAN HEISEN    Vice President, Chief Information Officer, and  Member
(1998)                    of the  Executive  Committee of   Johnson   &  Johnson
                          (pharmaceuticals/consumer  products);  Director of the
                          Medical Center at Princeton and Women's  Research  and
                          Education Institute.

BURTON G. MALKIEL         Chemical   Bank   Chairman's  Professor  of Economics,
(1977)                    Princeton    University;     Director   of    Vanguard
                          Investment   Series  plc  (Irish   investment   fund),
                          Vanguard  Group (Ireland)  Limited  (Irish  investment
                          management firm),  Prudential Insurance Co.of America,
                          BKF Capital (investment  management firm), The Jeffrey
                          Co. (holding  company),  and   NeuVis,  Inc. (software
                          company).

ALFRED M. RANKIN, JR.     Chairman,  President,  Chief  Executive  Officer,  and
(1993)                    Director of NACCO Industries, Inc.  (forklift  trucks/
                          housewares/lignite); Director of Goodrich  Corporation
                          (industrial products/aircraft systems and services).


J. LAWRENCE WILSON        Retired Chairman and Chief Executive  Officer of Rohm
(1985)                    and Haas  Co.  (chemicals);  Director  of Cummins Inc.
                          (diesel engines), The Mead Corp. (paper products), and
                          AmerisourceBergen Corp. (pharmaceutical distribution);
                          Trustee of Vanderbilt University.
--------------------------------------------------------------------------------
EXECUTIVE OFFICERS

R. GREGORY BARTON         Secretary;  Managing  Director  and General Counsel of
                          The Vanguard Group,  Inc.; Secretary of  The  Vanguard
                          Group and of each of the investment companies served by The Vanguard Group.

THOMAS J. HIGGINS         Treasurer;  Principal  of The  Vanguard  Group,  Inc.;
                          Treasurer of each of the investment companies served by The Vanguard Group.


More  information   about  the  trustees  is  in  the  Statement  of  Additional
Information, available from The Vanguard Group.


VANGUARD SENIOR MANAGEMENT TEAM

Mortimer J. Buckley, Information Technology.
F. William McNabb, III, Institutional Investor Group.
James H. Gately, Direct Investor Services.
Michael S. Miller, Planning and Development.
Kathleen C. Gubanich, Human Resources.
Ralph K. Packard, Finance.
Ian A. MacKinnon, Fixed Income Group.
George U. Sauter, Quantitative Equity Group.
--------------------------------------------------------------------------------
John C. Bogle, Founder; Chairman and Chief Executive Officer, 1974-1996.

[PICTURE OF A SHIP]
THE VANGUARD(R) LOGO
POST OFFICE BOX 2600
VALLEY FORGE, PA 19482-2600

ABOUT OUR COVER

Our cover photographs were taken by Michael Kahn in September 2000 aboard HMS Rose in New York's Long Island Sound. Mr. Kahn is a renowned photographer--and accomplished sailor--whose work often focuses on seascapes and nautical images. The photographs are copyrighted by Mr. Kahn.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

Vanguard,  The  Vanguard  Group,   Vanguard.com,   Admiral,   Explorer,  Morgan,
LifeStrategy, STAR, Wellesley, Wellington, Windsor, and the ship logo are trademarks of The Vanguard Group, Inc.

All other marks are the property of their respective owners.

FOR MORE INFORMATION

This report is intended for the funds' shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

     To receive a free copy of the prospectus or the Statement of Additional Information, or to request additional information about the funds or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through Vanguard.com(TM). Prospectuses may also be viewed online.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

DIRECT INVESTOR
ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR
SERVICES
1-800-523-1036

TEXT TELEPHONE
1-800-952-3335

(C)2002 THE VANGUARD GROUP, INC.
ALL RIGHTS RESERVED.
VANGUARD MARKETING
CORPORATION, DISTRIBUTOR.

Q812 042002

VANGUARD(R) CALVERT SOCIAL INDEX FUND

SEMIANNUAL REPORT * FEBRUARY 28, 2002

STOCK

(PICTURE OF SHIP)
THE VANGUARD GROUP (R) LOGO

WHAT YOU CAN CONTROL

As an investor, you cannot control how the financial markets perform. But there are vital variables that you can control. You can decide how much to invest. You can limit the risk in your portfolio by diversifying your holdings. And you can control the investment costs you incur.

     Costs may seem the least dramatic of the three. But costs have a powerful impact on how your wealth accumulates; they reduce, dollar for dollar, the returns that you can derive from an investment.

     Every mutual fund has operating expenses--to pay for investment managers, telephone support, and so on. These costs appear in the fund's expense ratio, which reflects the percentage of average net assets (your money) consumed each year by operating costs. In 2001, the average mutual fund had an expense ratio of 1.32% (or $13.20 per $1,000 in assets), according to data from Lipper Inc.

     For Vanguard(R)funds, the average expense ratio was less than one-fourth that amount (0.27%, or $2.70 per $1,000 in assets). Our average expense ratio has been less than the industry average for 25 years, and it's an advantage we aim to maintain.

     Under our unique corporate structure, shareholders like you own the Vanguard funds, which in turn own The Vanguard Group. No middleman makes a profit from managing the operation. You bear all of the investment risk. It's only right that you reap as much of the potential reward as possible.

CONTENTS

Letter from the Chairman                                  1

Fund Profile                                              4

Glossary of Investment Terms                              5

Performance Summary                                       6

Financial Statements                                      7

Advantages of Vanguard.com                               20

SUMMARY

* Vanguard Calvert Social Index Fund returned -2.5% during the six months ended February 28, 2002.

* Although the fund trailed the broad market, it outpaced its average actively managed competitor.

* The fund struggled because of a heavy commitment to hard-hit technology and utilities stocks.

LETTER FROM THE CHAIRMAN

Fellow Shareholder,

During the six months ended February 28, 2002, VANGUARD(R)CALVERT SOCIAL INDEX FUND returned -2.5%, a reflection of a tough stretch for the fund's technology and utilities stocks. The fund's result slightly lagged the -2.3% return of the Calvert Social Index--the portfolio's "blueprint"--which incurs no operating or transaction costs.

     The table below compares the fund's six-month total return (capital change plus reinvested dividends) with that of its average competitor. We also present the returns of the Calvert Social Index and the Wilshire 5000 Total Market Index, a proxy for the entire U.S. stock market. At the end of this letter, you'll find a table that breaks down the fund's total return into the six-month change in net asset value and the value of its dividend distribution.

--------------------------------------------------------------------------------
TOTAL RETURNS                                                   SIX MONTHS ENDED
                                                               FEBRUARY 28, 2002
--------------------------------------------------------------------------------
VANGUARD CALVERT SOCIAL INDEX FUND                                         -2.5%
Average Large-Cap Growth Fund*                                             -4.2
Calvert Social Index                                                       -2.3
Wilshire 5000 Index                                                        -1.1
--------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.


FINANCIAL MARKETS IN REVIEW

During the fiscal half-year, the Wilshire 5000 Index returned -1.1%. Stocks rallied in the months following the September 11 terrorist attacks, but fell near the end of the period as corporate profits kept declining in the face of a global recession. In addition, the Enron accounting scandal raised concern about the integrity of corporate financial statements.

     Among the market's large stocks as represented by the Russell 1000 Index, value-oriented shares--those trading at comparatively low prices relative to book value, earnings, and other financial measures--outpaced growth stocks, which trade at higher prices relative to such measures. Among smaller stocks, the pattern was the same. For the six months, small-capitalization value stocks, as represented by the Russell 2000 Value Index, returned 5.9%, making this category the market's best-performing sector.

     Bonds provided some shelter from the stock market decline. The Lehman Brothers Aggregate Bond Index--a broad measure of the taxable bond market--returned 3.0% for the six months. Within that period, returns were volatile. In the weeks after September 11, bond yields fell as investors sought safety in U.S. government securities, sending prices--and returns--skyward. (Bond prices typically move in the opposite direction from interest rates.) Toward the end of the six months, most interest rates inched back up, depressing bond prices and leaving yields more or less where they started the period.

     For the shortest-term securities, such as money market instruments, however, yields fell and stayed low because of aggressive rate-cutting by the Federal Reserve Board. The Fed reduced short-term interest rates by a total of
1.75 percentage points during the six months (part of an overall reduction of 4.75 percentage points during calendar 2001). Money market investors started the second half of our fiscal year with yields only a bit higher than the current rate of inflation.

--------------------------------------------------------------------------------
MARKET BAROMETER                                                   TOTAL RETURNS
                                                 PERIODS ENDED FEBRUARY 28, 2002
                                                 -------------------------------
                                                    SIX         ONE         FIVE
                                                 MONTHS        YEAR       YEARS*
--------------------------------------------------------------------------------
Russell 1000 Index (Large-caps)                   -1.6%       -9.5%         8.4%
Russell 2000 Index (Small-caps)                    0.9         0.3          6.8
Wilshire 5000 Index (Entire market)               -1.1        -8.4          7.8
MSCI EAFE Index (International)                   -8.3       -19.0          0.3
--------------------------------------------------------------------------------
Lehman Aggregate Bond Index                        3.0%        7.7%         7.7%
  (Broad taxable market)
Lehman 10 Year Municipal Bond Index                2.0         6.6          6.4
Salomon Smith Barney 3-Month
  U.S. Treasury Bill Index                         1.2         3.4          4.9
================================================================================
Consumer Price Index                               0.2%        1.1%         2.2%
--------------------------------------------------------------------------------
STOCKS
BONDS
CPI

*Annualized.


PERFORMANCE OVERVIEW

Vanguard   Calvert  Social  Index  Fund's  -2.5%  fiscal  half-year  return  is disappointing. It may be cold comfort, but your fund's management team met its objective of closely tracking the unmanaged Calvert Social Index, which is maintained by the Calvert Group of Bethesda, Maryland.

     Both the fund and its target index lagged the broad U.S. stock market because of their heavy commitments to hard-hit technology and telecommunications stocks. The fund was also penalized for what it didn't hold. Some of the market's best performers were consumer discretionary and materials & processing stocks that don't meet the index's social screening criteria.

     Among the half-year's better-performing stocks, for example, were brewers and tobacco companies. The Calvert Social Index excludes companies that "produce firearms, tobacco, alcohol, pornography, casino games or military weaponry." And chemical, mining, and metals stocks, relatively strong performers during the six months, have a very small weighting in the index because many of the companies do not meet Calvert's environmental criteria.

     Of course, six months is hardly an indicator of long-term performance. The index makeup that hurt results during the past six months could prove a boon when heavily weighted sectors such as financial services, health care, and technology prosper. We would expect the fund to enjoy a stronger tailwind than the broad market when growth stocks thrive.

IN SUMMARY

Vanguard Calvert Social Index Fund provides investors with a socially screened portfolio that boasts the powerful long-term benefits of indexing: diversification, tax efficiency, and, perhaps most important, low costs. Your fund's expense ratio--annual operating costs as a percentage of average net assets--amounts to just 0.25%, or $2.50 for every $1,000 invested. The average large-cap growth fund, by contrast, charges 1.47% ($14.70 for every $1,000). Over time, high fees can make a big dent in your wealth.

     The longer you hold your investment, the more powerfully the benefits of a low-cost indexing approach compound to your advantage. During tough stock markets, however, it's easy to lose sight of the long term. Two keys to maintaining perspective are balance and diversification. We advise investors to balance more volatile investments such as stock funds with lower-risk assets such as bond and money market funds. Within each asset class, we advocate diversification across different kinds of stocks and bonds, thus limiting your portfolio's exposure to any one holding or sector.

     Once you've established an investment plan suited to your tolerance for risk, goals, and time horizon, stick with it. Thank you for entrusting your hard-earned money to us.

Sincerely,



/S/  John J. Brennan
John J. Brennan
Chairman and Chief Executive Officer

March 15, 2002


--------------------------------------------------------------------------------
YOUR FUND'S PERFORMANCE AT A GLANCE: AUGUST 31, 2001-FEBRUARY 28, 2002

                                                                DISTRIBUTIONS
                                                                  PER SHARE
                                                                ----------------
                                       STARTING       ENDING     INCOME  CAPITAL
                                    SHARE PRICE  SHARE PRICE  DIVIDENDS    GAINS
--------------------------------------------------------------------------------
Vanguard Calvert Social Index Fund        $7.57        $7.33      $0.05    $0.00
--------------------------------------------------------------------------------

FUND PROFILE                                             AS OF FEBRUARY 28, 2002
  FOR CALVERT SOCIAL INDEX FUND

This Profile provides a snapshot of the fund's characteristics, compared where appropriate to both its unmanaged target index and a broad market index. Key terms are defined on page 5.

--------------------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
                                                               TARGET   WILSHIRE
                                                        FUND   INDEX*       5000
--------------------------------------------------------------------------------
Number of Stocks                                         615      613      5,967
Median Market Cap                                     $39.1B   $39.1B     $32.8B
Price/Earnings Ratio                                   35.9x    35.9x      31.4x
Price/Book Ratio                                        4.1x     4.1x       3.3x
Yield                                                   0.8%     0.8%       1.4%
Return on Equity                                       24.7%    24.7%      22.4%
Earnings Growth Rate                                   17.3%    17.3%      14.0%
Foreign Holdings                                        0.1%     0.1%       0.0%
Turnover Rate                                          29%**       --         --
Expense Ratio                                        0.25%**       --         --
Cash Investments                                        0.1%       --         --
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)

Microsoft Corp.                                                             4.7%
  (software)
Pfizer, Inc.                                                                4.5
  (pharmaceuticals)
American International Group, Inc.                                          3.3
  (insurance)
Intel Corp.                                                                 3.3
  (electronics)
Johnson & Johnson                                                           3.2
  (pharmaceuticals)
International Business Machines Corp.                                       2.9
  (computer hardware)
Merck & Co., Inc.                                                           2.4
  (pharmaceuticals)
SBC Communications Inc.                                                     2.2
  (telecommunications)
Home Depot, Inc.                                                            2.0
  (retail)
AOL Time Warner Inc.                                                        1.8
  (media)
--------------------------------------------------------------------------------
Top Ten                                                                    30.3%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECTOR DIVERSIFICATION (% OF COMMON STOCKS)
                                                               TARGET   WILSHIRE
                                                        FUND   INDEX*       5000
--------------------------------------------------------------------------------
Auto & Transportation                                   1.6%     1.6%       2.3%
Consumer Discretionary                                 11.8     11.8       15.3
Consumer Staples                                        2.9      2.9        7.0
Financial Services                                     28.6     28.6       20.6
Health Care                                            18.5     18.5       14.4
Integrated Oils                                         0.0      0.0        3.7
Other Energy                                            0.4      0.4        2.1
Materials & Processing                                  0.9      0.9        3.5
Producer Durables                                       3.2      3.2        3.7
Technology                                             25.6     25.6       14.8
Utilities                                               6.1      6.1        7.4
Other                                                   0.4      0.4        5.2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT FOCUS

Market Cap      Large
Style           Growth
--------------------------------------------------------------------------------


*Calvert Social Index.
**Annualized.

                                                               VISIT OUR WEBSITE
                                                                WWW.VANGUARD.COM
                                                           FOR REGULARLY UPDATED
                                                               FUND INFORMATION.

GLOSSARY OF INVESTMENT TERMS

CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock investment.
--------------------------------------------------------------------------------
EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.
--------------------------------------------------------------------------------
MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
--------------------------------------------------------------------------------
PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.
--------------------------------------------------------------------------------
PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------
RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------
TURNOVER RATE. An indication of the fund's trading activity. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY                                      AS OF FEBRUARY 28, 2002
  FOR CALVERT SOCIAL INDEX FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%) MAY 31, 2000-FEBRUARY 28, 2002

Fiscal Year  Total Return  Calvert Social Index
--------------------------------------------------------------------------------
       2000          11.1                  10.5
       2001         -31.8                 -31.7
      2002*          -2.5                  -2.3
--------------------------------------------------------------------------------
*Six months ended February 28, 2002.
Note: See Financial Highlights table on page 17 for dividend and capital gains information.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2001

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

                                                             SINCE INCEPTION
                                                        ------------------------
                            INCEPTION DATE   ONE YEAR   CAPITAL  INCOME    TOTAL
--------------------------------------------------------------------------------
Calvert Social Index Fund*       5/31/2000    -14.08%   -14.89%   0.52%  -14.37%
--------------------------------------------------------------------------------
*Total return figures do not reflect the $10 annual account maintenance fee applied on balances under $10,000.

FINANCIAL STATEMENTS
  FEBRUARY 28, 2002 (UNAUDITED)

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to share-holders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
CALVERT SOCIAL INDEX FUND                                     SHARES       (000)
--------------------------------------------------------------------------------
COMMON STOCKS (99.9%)
--------------------------------------------------------------------------------
AUTO & Transportation (1.6%)
  United Parcel Service, Inc.                                 5,900   $     348
  Southwest Airlines Co.                                     13,168         278
* FedEx Corp.                                                 4,802         278
  Harley-Davidson, Inc.                                       5,307         272
  Genuine Parts Co.                                           3,038         111
  Delta Air Lines, Inc.                                       2,100          72
  Expeditors International of
     Washington, Inc.                                           900          49
* Gentex Corp.                                               1,300           39
  C.H. Robinson Worldwide, Inc.                               1,300          38
  Visteon Corp.                                               2,300          33
* Continental Airlines, Inc. Class B                          1,000          32
  CNF Inc.                                                      865          27
  Skywest, Inc.                                                 900          23
  UAL Corp.                                                     872          11
                                                                    ------------
                                                                          1,611
                                                                    ------------

CONSUMER DISCRETIONARY (11.8%)
  Home Depot, Inc.                                           40,298       2,015
* AOL Time Warner Inc.                                       73,988       1,835
  Target Corp.                                               15,580         653
  Gillette Co.                                               16,644         569
  Lowe's Cos., Inc.                                          12,030         544
* Costco Wholesale Corp.                                      7,798         322
  Omnicom Group Inc.                                          3,239         303
* Kohl's Corp.                                                4,439         300
  The McGraw-Hill Cos., Inc.                                  3,364         221

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
                                                              SHARES       (000)
--------------------------------------------------------------------------------
  Avon Products, Inc.                                         4,126   $     213
* Best Buy Co., Inc.                                          2,975         201
* Bed Bath & Beyond, Inc.                                     4,978         166
  Eastman Kodak Co.                                           5,000         158
* Staples, Inc.                                               7,932         156
* Starbucks Corp.                                             6,494         149
* eBay Inc.                                                   2,848         148
  Newell Rubbermaid, Inc.                                     4,680         146
  The Gap, Inc.                                              10,945         131
* Electronic Arts Inc.                                        2,272         122
* Univision Communications Inc.                               2,474         102
* Office Depot, Inc.                                          5,343         102
  New York Times Co. Class A                                  2,229          98
* EchoStar Communications Corp.                               3,613          94
  Family Dollar Stores, Inc.                                  2,831          93
  Whirlpool Corp.                                             1,200          90
  J.C. Penney Co., Inc.
     (Holding Company)                                        4,550          89
* Yahoo! Inc.                                                 6,109          88
  Darden Restaurants Inc.                                     2,072          88
* USA Networks, Inc.                                          2,886          85
  E.W. Scripps Co. Class A                                    1,105          83
* Convergys Corp.                                             2,706          83
* Robert Half International, Inc.                             3,042          79
  The Stanley Works                                           1,520          77
  Black & Decker Corp.                                        1,417          69
  Dollar General Corp.                                        4,645          69
* Apollo Group, Inc. Class A                                  1,351          66

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
CALVERT SOCIAL INDEX FUND                                     SHARES       (000)
--------------------------------------------------------------------------------
* Dollar Tree Stores, Inc.                                    1,974   $      63
* Amazon.com, Inc.                                            4,259          60
  Estee Lauder Cos. Class A                                   1,920          60
* Brinker International, Inc.                                 1,732          59
* ChoicePoint Inc.                                            1,100          59
  Liz Claiborne, Inc.                                         1,860          56
  R.R. Donnelley & Sons Co.                                   1,966          56
* BJ's Wholesale Club, Inc.                                   1,299          53
* Charter Communications, Inc.                                5,000          52
  Ross Stores, Inc.                                           1,419          51
  Maytag Corp.                                                1,214          48
* CDW Computer Centers, Inc.                                    916          48
* Iron Mountain, Inc.                                         1,450          46
  Nordstrom, Inc.                                             1,781          45
* Lamar Advertising Co. Class A                               1,118          45
  Manpower Inc.                                               1,302          44
* Outback Steakhouse                                          1,200          43
* KPMG Consulting Inc.                                        2,400          42
  Fastenal Co.                                                  551          41
* Tech Data Corp.                                               870          40
* TMP Worldwide, Inc.                                         1,400          39
  Viad Corp.                                                  1,527          38
* Valassis Communications, Inc.                                 976          38
* Devry, Inc.                                                 1,100          36
* Williams-Sonoma, Inc.                                         776          35
* Furniture Brands International Inc.                           900          34
  Washington Post Co. Class B                                    60          34
  Belo Corp. Class A                                          1,559          34
  Snap-On Inc.                                                  979          34
* Catalina Marketing Corp.                                      875          32
* Entercom Communications Corp.                                 600          31
* Borders Group, Inc.                                         1,404          30
* Hispanic Broadcasting Corp.                                 1,138          30
* Career Education Corp.                                        800          30
* Krispy Kreme Doughnuts, Inc.                                  800          30
  Ethan Allen Interiors, Inc.                                   700          28
  Harman International Industries, Inc.                         600          28
* Barnes & Noble, Inc.                                          893          28
* Saks Inc.                                                   2,400          28
* Extended Stay America, Inc.                                 1,600          27
* O'Reilly Automotive, Inc.                                     800          26
* Scholastic Corp.                                              500          25
* Reebok International Ltd.                                     900          25
  Callaway Golf Co.                                           1,302          24
* CEC Entertainment Inc.                                        500          24
  Meredith Corp.                                                569          22
  John Wiley & Sons Class A                                     882          22
* DoubleClick Inc.                                            2,059          22
  Pittston Brink's Group                                        900          21
* Earthlink, Inc.                                             2,157          19
  Media General, Inc. Class A                                   336          19
* The Corporate Executive Board Co.                             600          19

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
                                                              SHARES       (000)
--------------------------------------------------------------------------------
  Pennzoil-Quaker State Co.                                   1,300   $      18
  Tupperware Corp.                                              900          18
* Getty Images, Inc.                                            700          18
* Cox Radio, Inc.                                               700          18
* Insight Communications Co., Inc.                              800          17
* PRIMEDIA Inc.                                               4,095          10
* CNET Networks, Inc.                                         1,863           9
* Ticketmaster Class B                                          300           7
                                                                    ------------
                                                                         11,845
                                                                    ------------

CONSUMER STAPLES (2.9%)
  Walgreen Co.                                               17,654         710
  Colgate-Palmolive Co.                                       9,584         537
  Sysco Corp.                                                11,588         343
  General Mills, Inc.                                         6,305         291
  H.J. Heinz Co.                                              6,077         248
  CVS Corp.                                                   6,827         187
  Wm. Wrigley Jr. Co.                                         2,508         141
  Kellogg Co.                                                 4,046         140
  Hershey Foods Corp.                                         1,686         119
  SuperValu Inc.                                              2,288          59
  McCormick & Co., Inc.                                       1,093          54
* Whole Foods Market, Inc.                                      900          40
  Dial Corp.                                                  1,642          28
  Tootsie Roll Industries, Inc.                                 357          16
                                                                    ------------
                                                                          2,913
                                                                    ------------

FINANCIAL SERVICES (28.6%)
  BANKS--NEW YORK CITY (1.5%)
  J.P. Morgan Chase & Co.                                    34,415       1,007
  The Bank of New York Co., Inc.                             12,891         485

  BANKS--OUTSIDE NEW YORK CITY (11.1%)
  Bank of America Corp.                                      27,297       1,746
  Wells Fargo Co.                                            29,700       1,393
  Wachovia Corp.                                             23,675         787
  Bank One Corp.                                             20,243         726
  U.S. Bancorp                                               33,928         707
  FleetBoston Financial Corp.                                18,108         604
  Fifth Third Bancorp                                         8,464         540
  Mellon Financial Corp.                                      8,092         291
  BB&T Corp.                                                  7,868         291
  State Street Corp.                                          5,730         291
  PNC Financial Services Group                                4,996         274
  SunTrust Banks, Inc.                                        4,313         271
  National City Corp.                                         8,917         254
  Northern Trust Corp.                                        3,600         195
  Comerica, Inc.                                              3,110         186
  KeyCorp                                                     7,402         186
  SouthTrust Corp.                                            5,852         148
  AmSouth Bancorp                                             6,326         134
  Synovus Financial Corp.                                     4,477         131
  Regions Financial Corp.                                     3,901         127
  M & T Bank Corp.                                            1,571         120

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
                                                              SHARES       (000)
--------------------------------------------------------------------------------
  Union Planters Corp.                                        2,390   $     111
  Marshall & Ilsley Corp.                                     1,743         106
  North Fork Bancorp, Inc.                                    2,837          98
  National Commerce Financial Corp.                           3,578          94
  Zions Bancorp                                               1,615          85
  Huntington Bancshares Inc.                                  4,363          80
  First Tennessee National Corp.                              2,200          76
  Compass Bancshares Inc.                                     2,253          67
  TCF Financial Corp.                                         1,312          67
  Banknorth Group, Inc.                                       2,593          65
  Popular, Inc.                                               2,000          58
  Mercantile Bankshares Corp.                                 1,193          52
  Hibernia Corp. Class A                                      2,716          50
  Valley National Bancorp                                     1,327          46
  First Virginia Banks, Inc.                                    867          46
  Commerce Bancorp, Inc.                                      1,100          46
  Commerce Bancshares, Inc.                                   1,043          44
  Wilmington Trust Corp.                                        644          42
  Investors Financial Services Corp.                            600          42
  Associated Banc-Corp.                                       1,095          40
  City National Corp.                                           767          39
  FirstMerit Corp.                                            1,421          39
  Pacific Century Financial Corp.                             1,307          33
  Fulton Financial Corp.                                      1,400          33
  Cullen/Frost Bankers, Inc.                                    900          31
  Colonial BancGroup, Inc.                                    1,951          28
  Sky Financial Group, Inc.                                   1,200          25
  Westamerica Bancorporation                                    600          25
  Hudson United Bancorp                                         800          25
  First Midwest Bancorp, Inc.                                   850          24
  Trustmark Corp.                                               996          24
  Old National Bancorp                                        1,035          24
  BancorpSouth, Inc.                                          1,300          24
* Silicon Valley Bancshares                                     800          22

  DIVERSIFIED FINANCIAL SERVICES (1.6%)
  American Express Co.                                       20,507         747
  Marsh & McLennan Cos., Inc.                                 4,859         513
  The Goldman Sachs Group, Inc.                               3,800         308
* BISYS Group, Inc.                                           2,148          68

  FINANCE COMPANIES (0.2%)
  Capital One Financial Corp.                                 3,765         186

  FINANCE--SMALL LOAN (0.3%)
  USA Education Inc.                                          2,714         252
* AmeriCredit Corp.                                           1,500          35

  FINANCIAL DATA PROCESSING SERVICES (2.1%)
  Automatic Data Processing, Inc.                            10,748         567
  First Data Corp.                                            6,664         543
* Concord EFS, Inc.                                           8,754         263

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
                                                              SHARES       (000)
--------------------------------------------------------------------------------
  Paychex, Inc.                                               5,699   $     211
* SunGard Data Systems, Inc.                                  4,846         150
* Fiserv, Inc.                                                3,247         139
* Affiliated Computer Services, Inc.
     Class A                                                  1,924          94
  Deluxe Corp.                                                1,202          57
* DST Systems, Inc.                                           1,270          53
* Advent Software, Inc.                                         600          29
  Jack Henry & Associates                                     1,200          26
* CheckFree Corp.                                             1,271          18
  Total System Services, Inc.                                   600          14

  FINANCIAL INFORMATION SERVICES (0.1%)
  Moody's Corp.                                               2,316          86
* Dun & Bradstreet Corp.                                      1,200          47
  Dow Jones & Co., Inc.                                         621          35
* HomeStore.com, Inc.                                         1,500           2

  FINANCIAL MISCELLANEOUS (3.3%)
  Fannie Mae                                                 17,381       1,360
  Freddie Mac                                                12,138         774
  MBNA Corp.                                                 13,079         454
  H & R Block, Inc.                                           3,164         160
  MBIA, Inc.                                                  2,551         149
  MGIC Investment Corp.                                       1,742         117
  Ambac Financial Group, Inc.                                 1,841         114
  Radian Group, Inc.                                          1,600          75
  Fidelity National Financial, Inc.                           1,410          37
  Providian Financial Corp.                                   4,782          19
  Metris Cos., Inc.                                           1,100          18
  Nationwide Financial Services, Inc.                           400          16

  INSURANCE--LIFE (0.2%)
  Jefferson-Pilot Corp.                                       2,611         132
  The MONY Group Inc.                                           800          32

  INSURANCE--MULTILINE (5.2%)
  American International Group, Inc.                         45,322       3,352
  The Hartford Financial Services Group Inc.                  4,098         275
  AFLAC Inc.                                                  9,016         232
  CIGNA Corp.                                                 2,519         226
  St. Paul Cos., Inc.                                         3,606         176
  Lincoln National Corp.                                      3,263         167
  Aon Corp.                                                   4,145         144
  Cincinnati Financial Corp.                                  2,818         113
  UnumProvident Corp.                                         3,723         105
  Torchmark Corp.                                             2,177          87
  SAFECO Corp.                                                2,175          74
  Arthur J. Gallagher & Co.                                   1,500          52
  Allmerica Financial Corp.                                     973          42
  Unitrin, Inc.                                                 896          35

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
CALVERT SOCIAL INDEX FUND                                     SHARES       (000)
--------------------------------------------------------------------------------
* Markel Corp.                                                  170   $      34
  Protective Life Corp.                                       1,087          34
  American National Insurance Co.                               336          30

  INSURANCE--PROPERTY-CASUALTY (0.8%)
  The Chubb Corp.                                             2,937         221
  Progressive Corp. of Ohio                                   1,198         187
  Everest Re Group, Ltd.                                        863          63
  The PMI Group Inc.                                            760          54
  RenaissanceRe Holdings Ltd.                                   400          43
  White Mountains Insurance Group Inc.                          125          41
  PartnerRe Ltd.                                                700          40
  Transatlantic Holdings, Inc.                                  370          32
  HCC Insurance Holdings, Inc.                                1,000          28
  Erie Indemnity Co. Class A                                    591          23
  Mercury General Corp.                                         500          22

  INVESTMENT MANAGEMENT COMPANIES (0.5%)
  Stilwell Financial, Inc.                                    3,798          87
  T. Rowe Price Group Inc.                                    2,161          86
  Federated Investors, Inc.                                   1,716          54
  SEI Corp.                                                   1,344          53
  Allied Capital Corp.                                        1,700          46
  Neuberger Berman Inc.                                       1,000          42
  Waddell & Reed Financial, Inc.                              1,360          42
  Eaton Vance Corp.                                           1,000          38
* Affiliated Managers Group, Inc.                               400          27
  W.P. Stewart & Co., Ltd.                                      500          14

  RENT & Lease Services--Commercial
* United Rentals, Inc.                                          697          17

  SAVINGS & LOAN (1.1%)
  Washington Mutual, Inc.                                    16,804         547
  Golden West Financial Corp.                                 2,417         154
  Green Point Financial Corp.                                 1,545          68
  Golden State Bancorp Inc.                                   2,070          63
  Sovereign Bancorp, Inc.                                     4,202          53
  Astoria Financial Corp.                                     1,546          46
  New York Community Bancorp, Inc.                            1,500          44
  Washington Federal Inc.                                     1,100          29
  Webster Financial Corp.                                       800          28
  Commercial Federal Corp.                                      800          20

  SECURITIES BROKERS & SERVICES (0.6%)
  Charles Schwab Corp.                                       18,022         235
  Franklin Resources Corp.                                    2,535         104
  A.G. Edwards & Sons, Inc.                                   1,420          58
  Legg Mason Inc.                                             1,082          57
* E*TRADE Group, Inc.                                         4,989          40
* Investment Technology Group, Inc.                             850          39

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
                                                              SHARES       (000)
--------------------------------------------------------------------------------
* LaBranche & Co. Inc.                                          900   $      28
  First American Corp.                                        1,100          22
* Knight Trading Group, Inc.                                  1,750          14
                                                                    ------------
                                                                         28,592
                                                                    ------------

HEALTH CARE (18.5%)
  Pfizer, Inc.                                              109,810       4,498
  Johnson & Johnson                                          53,252       3,243
  Merck & Co., Inc.                                          39,546       2,425
* Amgen, Inc.                                                18,075       1,048
  Medtronic, Inc.                                            21,007         936
  Schering-Plough Corp.                                      25,379         875
  Cardinal Health, Inc.                                       7,868         520
* Forest Laboratories, Inc.                                   3,128         249
* Guidant Corp.                                               5,314         221
* Genentech, Inc.                                             3,800         179
* IDEC Pharmaceuticals Corp.                                  2,700         170
* MedImmune Inc.                                              4,092         169
* Genzyme Corp.                                               3,726         165
  Stryker Corp.                                               2,661         164
  Becton, Dickinson & Co.                                     4,439         163
  McKesson Corp.                                              4,579         161
* WellPoint Health Networks Inc. Class A                      1,286         156
  Allergan, Inc.                                              2,300         149
  Biomet, Inc.                                                4,617         141
* Biogen, Inc.                                                2,602         138
  AmerisourceBergen Corp.                                     1,800         122
* Gilead Sciences, Inc.                                       1,718         121
* St. Jude Medical, Inc.                                      1,513         118
* Boston Scientific Corp.                                     4,958         111
  IMS Health, Inc.                                            5,114         102
* Quest Diagnostics, Inc.                                     1,200          85
* Chiron Corp.                                                1,944          84
* Millennium Pharmaceuticals, Inc.                            4,389          82
* HEALTHSOUTH Corp.                                           6,820          81
* Health Management Associates Class A                        4,224          75
* Laboratory Corp. of America Holdings                          900          73
* Caremark Rx, Inc.                                           3,900          68
* Sepracor Inc.                                               1,389          60
* Oxford Health Plan                                          1,610          59
* Express Scripts Inc.                                        1,104          57
* Cephalon, Inc.                                                900          52
  Beckman Coulter, Inc.                                       1,100          52
* IVAX Corp.                                                  2,966          50
* Trigon Healthcare, Inc.                                       700          50
* Health Net Inc.                                             2,069          50
* Varian Medical Systems, Inc.                                1,200          48
* Cytyc Corp.                                                 2,000          47
* Lincare Holdings, Inc.                                      1,846          46
* Patterson Dental Co.                                        1,100          45

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
                                                              SHARES       (000)
--------------------------------------------------------------------------------
* Apogent Technologies Inc.                                   1,840   $      44
* ICOS Corp.                                                    959          41
* Invitrogen Corp.                                              900          41
* WebMD Corp.                                                 5,000          39
  DENTSPLY International Inc.                                 1,156          38
* AdvancePCS                                                  1,200          38
* First Health Group Corp.                                    1,600          37
* Enzon, Inc.                                                   800          35
  Omnicare, Inc.                                              1,623          34
* Barr Laboratories, Inc.                                       500          34
* Universal Health Services Class B                             882          34
* DaVita, Inc.                                                1,500          34
* Quintiles Transnational Corp.                               1,855          31
* Henry Schein, Inc.                                            700          30
* Edwards Lifesciences Corp.                                  1,000          29
* Vertex Pharmaceuticals, Inc.                                1,286          28
* Medicis Pharmaceutical Corp.                                  500          28
* Renal Care Group, Inc.                                        900          28
* Alkermes, Inc.                                              1,100          27
* ImClone Systems, Inc.                                       1,186          27
* Pharmaceutical Product Development, Inc.                      800          25
* Celera Genomics Group-Applera Corp.                         1,200          24
* Protein Design Labs, Inc.                                   1,500          24
* Abgenix, Inc.                                               1,300          23
* OSI Pharmaceuticals, Inc.                                     600          23
* Cerner Corp.                                                  500          22
* Sicor, Inc.                                                 1,300          21
* Techne Corp.                                                  700          21
* LifePoint Hospitals, Inc.                                     600          20
* Affymetrix, Inc.                                              800          20
* Apria Healthcare Group Inc.                                   900          19
* ResMed Inc.                                                   500          18
* Community Health Systems, Inc.                                800          18
* Orthodontic Centers of America, Inc.                          700          17
  Invacare Corp.                                                500          17
* Medarex, Inc.                                               1,100          17
* VISX Inc.                                                     887          13
* Incyte Genomics, Inc.                                       1,100          12
* Inhale Therapeutic Systems                                    900          12
                                                                    ------------
                                                                         18,551
                                                                    ------------

MATERIALS & PROCESSING (0.9%)
  Masco Corp.                                                 7,897         222
  Praxair, Inc.                                               2,814         163
  Avery Dennison Corp.                                        1,752         112
  Ecolab, Inc.                                                1,900          89
* Sealed Air Corp.                                            1,512          68
  Sigma-Aldrich Corp.                                         1,236          56
  Harsco Corp.                                                  754          28
* Jacobs Engineering Group Inc.                                 400          27

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
                                                              SHARES       (000)
--------------------------------------------------------------------------------
* Catellus Development Corp.                                  1,344   $      25
* Grant Prideco, Inc.                                         1,800          23
* Cabot Microelectronics Corp.                                  400          22
  AptarGroup Inc.                                               600          21
                                                                    ------------
                                                                            856
                                                                    ------------

OTHER ENERGY (0.4%)
  EOG Resources, Inc.                                         1,860          65
* Smith International, Inc.                                     866          56
* Cooper Cameron Corp.                                        1,000          45
* Calpine Corp.                                               5,200          38
  XTO Energy, Inc.                                            2,000          38
  Equitable Resources, Inc.                                   1,100          36
* Patterson-UTI Energy, Inc.                                  1,300          32
* Pioneer Natural Resources Co.                               1,600          32
* Hanover Compressor Co.                                        900          16
* Key Energy Services, Inc.                                   1,700          16
* Chesapeake Energy Corp.                                     2,400          15
* Veritas DGC Inc.                                              500           7
                                                                    ------------
                                                                            396
                                                                    ------------

PRODUCER DURABLES (3.2%)
* Applied Materials, Inc.                                    14,079         612
* Agilent Technologies, Inc.                                  7,300         227
  Deere & Co.                                                 4,115         197
* KLA-Tencor Corp.                                            3,247         188
  Pitney Bowes, Inc.                                          4,257         178
  Dover Corp.                                                 3,574         141
  Danaher Corp.                                               1,892         127
  Xerox Corp.                                                12,394         120
* Lexmark International, Inc.                                 2,272         113
* Teradyne, Inc.                                              3,130         105
* Novellus Systems, Inc.                                      2,458         105
  Parker Hannifin Corp.                                       2,051         102
  W.W. Grainger, Inc.                                         1,326          79
* Waters Corp.                                                2,268          71
  D. R. Horton, Inc.                                          1,200          48
  Diebold, Inc.                                               1,295          47
  Pulte Homes, Inc.                                             900          47
* LAM Research Corp.                                          2,100          45
  Pall Corp.                                                  2,100          41
* American Power Connversion Corp.                            3,059          40
  Molex, Inc. Class A                                         1,432          38
* Polycom, Inc.                                               1,500          37
  Pentair, Inc.                                                 857          33
* NVR, Inc.                                                     110          32
  Herman Miller, Inc.                                         1,306          30
  Roper Industries Inc.                                         600          28
  Hubbell Inc. Class B                                          873          28
  Molex, Inc.                                                   932          28
  Cummins Inc.                                                  656          27
  Clayton Homes Inc.                                          1,788          27
  HON Industries, Inc.                                          981          27

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
CALVERT SOCIAL INDEX FUND                                     SHARES       (000)
--------------------------------------------------------------------------------
  York International Corp.                                      700   $      25
* Flowserve Corp.                                               800          22
* Andrew Corp.                                                1,308          22
* Crown Castle International Corp.                            3,300          20
* Varian Semiconductor Equipment Associates, Inc.               600          20
* Axcelis Technologies, Inc.                                  1,600          20
* Cymer, Inc.                                                   500          18
* LTX Corp.                                                     800          17
* Credence Systems Corp.                                      1,000          16
* American Tower Corp. Class A                                2,994          14
* Cognex Corp.                                                  600          14
* Power-One, Inc.                                             1,100           8
* Capstone Turbine Corp.                                      1,000           3
                                                                    ------------
                                                                          3,187
                                                                    ------------

TECHNOLOGY (25.6%)
  COMMUNICATIONS TECHNOLOGY (3.4%)
* Cisco Systems, Inc.                                       126,308       1,802
* QUALCOMM Inc.                                              13,253         441
  Lucent Technologies, Inc.                                  58,990         330
* JDS Uniphase Corp.                                         20,185          98
* Brocade Communications Systems, Inc.                        4,000          88
* NCR Corp.                                                   1,730          72
* Tellabs, Inc.                                               6,441          66
  Scientific-Atlanta, Inc.                                    2,713          61
* ADC Telecommunications, Inc.                               13,416          48
* Juniper Networks, Inc.                                      4,800          45
* CIENA Corp.                                                 5,476          42
  Symbol Technologies, Inc.                                   3,868          33
* 3Com Corp.                                                  6,061          29
* CSG Systems International, Inc.                               870          27
* Avaya Inc.                                                  4,374          23
* Advanced Fibre Communications, Inc.                         1,400          23
* UTStarcom, Inc.                                             1,000          20
* Black Box Corp.                                               400          19
* CommScope, Inc.                                               868          14
* Finisar Corp.                                               2,300          14
* TIBCO Software Inc.                                         1,100          12
* ONI Systems Corp.                                           2,100          11
* Extreme Networks, Inc.                                      1,800          11
* Enterasys Networks, Inc.                                    3,045          11
* Sycamore Networks, Inc.                                     3,000          10
* Inktomi Corp.                                               2,346          10
* Tekelec                                                       800           9
* Foundry Networks, Inc.                                      1,600           9
* Sonus Networks, Inc.                                        3,100           8
* Redback Networks Inc.                                       2,600           8
* Metromedia Fiber Network, Inc.                              9,034           3
* Clarent Corp.                                                 200           0

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
                                                              SHARES       (000)
--------------------------------------------------------------------------------
  COMPUTER SERVICES SOFTWARE & Systems (8.5%)
* Microsoft Corp.                                            79,905   $   4,662
* Oracle Corp.                                               74,094       1,231
* Veritas Software Corp.                                      6,923         246
* Siebel Systems, Inc.                                        7,198         200
  Adobe Systems, Inc.                                         4,122         150
* PeopleSoft, Inc.                                            4,461         130
  Computer Associates International, Inc.                     7,892         128
* Intuit, Inc.                                                3,366         128
* Sabre Holdings Corp.                                        2,374         104
* Cadence Design Systems, Inc.                                4,228          89
* Symantec Corp.                                              2,456          89
  Check Point Software Technologies Ltd.                      3,100          87
* VeriSign, Inc.                                              3,645          86
* BEA Systems, Inc.                                           6,800          86
* Amdocs Ltd.                                                 2,776          78
* Compuware Corp.                                             6,485          74
* BMC Software, Inc.                                          4,229          68
* Rational Software Corp.                                     3,338          62
* QLogic Corp.                                                1,599          60
* Citrix Systems, Inc.                                        3,141          48
* Mercury Interactive Corp.                                   1,400          47
* Ceridian Corp.                                              2,495          46
  Autodesk, Inc.                                                983          43
  Reynolds & Reynolds Class A                                 1,203          35
* Parametric Technology Corp.                                 4,470          33
* Peregrine Systems, Inc.                                     3,171          29
* Sybase, Inc.                                                1,656          28
* i2 Technologies, Inc.                                       5,114          28
* Novell, Inc.                                                6,143          25
* Mentor Graphics Corp.                                       1,100          24
* Acxiom Corp.                                                1,417          21
* NetIQ Corp.                                                   900          20
* National Instruments Corp.                                    500          18
* J.D. Edwards & Co.                                          1,246          18
* Ariba, Inc.                                                 4,100          18
* Macromedia, Inc.                                            1,006          18
* Ascential Software Corp.                                    4,500          18
* Electronics for Imaging, Inc.                                 875          17
* Internet Security Systems, Inc.                               700          17
* Macrovision Corp.                                             700          16
* Openwave Systems Inc.                                       2,883          16
* Retek Inc.                                                    800          16
* Legato Systems, Inc.                                        1,414          14
* Wind River Systems Inc.                                     1,100          13
* American Management Systems, Inc.                             655          12
* Vignette Corp.                                              4,300          12
* Manugistics Group, Inc.                                       900          12
* Micromuse Inc.                                              1,200          11

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
                                                              SHARES       (000)
--------------------------------------------------------------------------------
* Interwoven, Inc.                                            1,700   $      11
* Informatica Corp.                                           1,100          10
* RealNetworks, Inc.                                          1,706           9
* BroadVision, Inc.                                           4,020           8

  COMPUTER TECHNOLOGY (6.8%)
  International Business Machines Corp.                      29,926       2,936
* Dell Computer Corp.                                        40,052         989
  Hewlett-Packard Co.                                        28,396         571
* Sun Microsystems, Inc.                                     56,470         481
  Electronic Data Systems Corp.                               7,634         451
* EMC Corp.                                                  38,170         416
  Compaq Computer Corp.                                      29,388         298
* Apple Computer, Inc.                                        6,036         131
* NVIDIA Corp.                                                2,000         102
* Network Appliance, Inc.                                     5,710          91
* Synopsys, Inc.                                                995          47
* Emulex Corp.                                                1,400          45
* Storage Technology Corp.                                    1,835          35
* Palm, Inc.                                                  9,873          30
* Zebra Technologies Corp. Class A                              500          26
* Maxtor Corp.                                                3,500          25
* Quantum Corp.- DLT & Storage Systems                        2,616          23
* McDATA Corp. Class A                                        1,357          21
* Ingram Micro, Inc. Class A                                  1,294          20
* Perot Systems Corp.                                         1,100          19
* Gateway, Inc.                                               3,726          17
* SanDisk Corp.                                               1,100          16
* RSA Security Inc.                                             850           8
* Corvis Corp.                                                4,700           5

  ELECTRONICS (0.1%)
* Sanmina-SCI Corp.                                           8,988          91
* Semtech Corp.                                               1,200          36
  AVX Corp.                                                     934          17

  ELECTRONICS--SEMICONDUCTORS/COMPONENTS (6.5%)
  Intel Corp.                                               116,892       3,337
  Texas Instruments, Inc.                                    30,100         883
* Micron Technology, Inc.                                     9,285         299
* Maxim Integrated Products, Inc.                             5,599         256
* Analog Devices, Inc.                                        6,300         234
* Xilinx, Inc.                                                5,832         209
  Linear Technology Corp.                                     5,519         203
* Altera Corp.                                                6,736         128
* Broadcom Corp.                                              3,180          98
* LSI Logic Corp.                                             6,295          94
* Advanced Micro Devices, Inc.                                5,898          80
  Avnet, Inc.                                                 2,018          53
* Jabil Circuit, Inc.                                         2,834          53

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
                                                              SHARES       (000)
--------------------------------------------------------------------------------
* Atmel Corp.                                                 7,292   $      53
* Agere Systems Inc.                                         12,400          50
* Arrow Electronics, Inc.                                     1,729          46
* Integrated Device Technology Inc.                           1,800          46
* Conexant Systems, Inc.                                      4,300          44
* Fairchild Semiconductor Corp.                               1,700          44
* PMC Sierra Inc.                                             2,883          42
* RF Micro Devices, Inc.                                      2,514          39
* Applied Micro Circuits Corp.                                5,046          39
* Marvell Technology Group Ltd.                               1,100          34
* Lattice Semiconductor Corp.                                 1,900          33
* Micrel, Inc.                                                1,100          22
* Vitesse Semiconductor Corp.                                 3,112          22
* Amkor Technology, Inc.                                      1,400          19
* TriQuint Semiconductor, Inc.                                1,945          18
* Cirrus Logic                                                1,100          17
* Cree, Inc.                                                  1,200          17
* Alpha Industries, Inc.                                        800          12
* Rambus Inc.                                                 1,528          10
* Transmeta Corp.                                             1,600           5

  ELECTRONICS--TECHNOLOGY (0.2%)
* Solectron Corp.                                            13,898         115
* The Titan Corp.                                             1,200          22
* Coherent, Inc.                                                500          14

  SCIENTIFIC EQUIPMENT & Supplies (0.1%)
  Applied Biosystems Group-Applera Corp.                      3,779          85
                                                                    ------------
                                                                         25,588
                                                                    ------------

UTILITIES (6.0%)
  SBC Communications Inc.                                    58,691       2,221
  BellSouth Corp.                                            32,533       1,261
* Comcast Corp.-;Special Class A                             15,712         532
* AT&T Wireless Services Inc.                                46,660         471
  ALLTEL Corp.                                                5,122         285
  Qwest Communications International Inc.                    23,607         205
* Cox Communications, Inc. Class A                            3,368         124
  Telephone & Data Systems, Inc.                                974          85
  KeySpan Corp.                                               2,380          76
  CenturyTel, Inc.                                            2,288          76
  Kinder Morgan, Inc.                                         1,551          64
* NEXTEL Communications, Inc.                                11,728          59
  American Water Works Co., Inc.                              1,300          56
* Cablevision Systems-NY Group Class A                        1,475          53
* Citizens Communications Co.                                 4,752          43
* Adelphia Communications Corp. Class A                       1,967          43
* AES Corp.                                                   7,856          41
  MDU Resources Group, Inc.                                   1,200          35

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
CALVERT SOCIAL INDEX FUND                                     SHARES       (000)
--------------------------------------------------------------------------------
  Puget Energy, Inc.                                          1,514   $      33
  NICOR Inc.                                                    763          32
  Questar Corp.                                               1,411          32
  Vectren Corp.                                               1,200          30
* Cablevision Systems Corp.-Rainbow Media Group               1,101          28
  Sierra Pacific Resources                                    1,700          27
  IDACORP, Inc.                                                 651          25
  Peoples Energy Corp.                                          600          22
* BroadWing Inc.                                              3,491          22
  AGL Resources Inc.                                            900          20
  Piedmont Natural Gas, Inc.                                    600          19
* Nextel Partners, Inc.                                       2,300          12
* Western Wireless Corp. Class A                              1,094           9
* Allegiance Telecom, Inc.                                    1,744           5
* Time Warner Telecom Inc.                                      800           5
* Triton PCS, Inc.                                              500           4
* McLeodUSA, Inc. Class A                                     7,752           1
* NTL Inc.                                                    2,363           0
                                                                    ------------
                                                                          6,056
                                                                    ------------

OTHER (0.4%)
  Illinois Tool Works, Inc.                                   5,304         390
  Teleflex Inc.                                                 600          30
  Carlisle Co., Inc.                                            500          19
                                                                    ------------
                                                                            439
                                                                    ------------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (COST $121,215)                                                       100,034
--------------------------------------------------------------------------------
                                                                FACE
                                                              AMOUNT
                                                               (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (0.2%)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government
  Obligations in a Pooled Cash Account
  1.89%, 3/1/2002
  (Cost $158)                                                  $158         158
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.1%)
  (COST $121,373)                                                       100,192
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-;0.1%)
--------------------------------------------------------------------------------
Other Assets--Note B                                                        438
Liabilities                                                                (530)
                                                                    ------------
                                                                            (92)
                                                                    ------------
--------------------------------------------------------------------------------
NET ASSETS (100%)                                                      $100,100
================================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.

--------------------------------------------------------------------------------

                                                                          AMOUNT
                                                                           (000)
--------------------------------------------------------------------------------
AT FEBRUARY 28, 2002, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                                        $125,983
Undistributed Net Investment Income                                          48
Accumulated Net Realized Losses                                          (4,750)
Unrealized Depreciation--Note D                                         (21,181)
--------------------------------------------------------------------------------
NET ASSETS                                                             $100,100
================================================================================

Investor Shares--Net Assets
Applicable to 13,651,839 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                            $100,100
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE-- INVESTOR SHARES                               $7.33
================================================================================

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

--------------------------------------------------------------------------------
                                                       CALVERT SOCIAL INDEX FUND
                                              SIX MONTHS ENDED FEBRUARY 28, 2002
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Dividends                                                               $ 448
  Interest                                                                    5
--------------------------------------------------------------------------------
    Total Income                                                            453
--------------------------------------------------------------------------------
EXPENSES
  The Vanguard Group--Note B
    Management and Administrative                                            62
    Marketing and Distribution                                                8
  Custodian Fees                                                             25
  Auditing Fees                                                               6
  Shareholders' Reports                                                       9
--------------------------------------------------------------------------------
    Total Expenses                                                          110
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                       343
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS) ON INVESTMENT SECURITIES SOLD                   (4,403)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES 1,340
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS         $(2,720)
================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.
--------------------------------------------------------------------------------
                                                     CALVERT SOCIAL INDEX FUND
                                                     -------------------------
                                                  SIX MONTHS                YEAR
                                                       ENDED               ENDED
                                               FEB. 28, 2002       AUG. 31, 2001
                                                       (000)               (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                               $ 343               $ 467
  Realized Net Gain (Loss)                           (4,403)               (327)
  Change in Unrealized Appreciation (Depreciation)    1,340             (24,565)
--------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets
    Resulting from Operations                        (2,720)            (24,425)
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                                (622)               (199)
  Realized Capital Gain*                                  --                (66)
--------------------------------------------------------------------------------
    Total Distributions                                (622)               (265)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
  Issued                                             33,864              79,311
  Issued in Lieu of Cash Distributions                  551                 221
  Redeemed                                          (10,961)            (14,803)
--------------------------------------------------------------------------------
    Net Increase (Decrease) from
    Capital Share Transactions                       23,454              64,729
--------------------------------------------------------------------------------
  Total Increase (Decrease)                          20,112              40,039
--------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                                79,988              39,949
--------------------------------------------------------------------------------
  End of Period                                    $100,100             $79,988
================================================================================

1Shares Issued (Redeemed)
  Issued                                              4,492               8,672
  Issued in Lieu of Cash Distributions                   71                  24
  Redeemed                                           (1,483)             (1,709)
--------------------------------------------------------------------------------
    Net Increase (Decrease) in Shares Outstanding     3,080               6,987
================================================================================
*Includes fiscal 2001 short-term gain distributions of $66,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

CALVERT SOCIAL INDEX FUND
--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING             SIX MONTHS ENDED    YEAR ENDED     MAY 8* TO
THROUGHOUT EACH PERIOD                 FEB. 28, 2002 AUG. 31, 2001 AUG. 31, 2000
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $7.57        $11.14        $10.00
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                         .02           .04           .02
  Net Realized and Unrealized Gain
  (Loss) on Investments                        (.21)        (3.57)         1.12
--------------------------------------------------------------------------------
    Total from Investment Operations           (.19)        (3.53)         1.14
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income         (.05)         (.03)            --
  Distributions from Realized Capital Gains       --         (.01)            --
--------------------------------------------------------------------------------
    Total Distributions                        (.05)         (.04)            --
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                $7.33        $ 7.57        $11.14
================================================================================

TOTAL RETURN**                                -2.55%       -31.75%        11.07%
================================================================================
RATIOS/SUPPLEMENTAL DATA

Net Assets, End of Period (Millions)           $100           $80           $40
Ratio of Total Expenses to Average Net Assets 0.25%+         0.25%        0.25%+
Ratio of Net Investment Income to
  Average Net Assets                          0.78%+         0.70%        0.98%+
Portfolio Turnover Rate                         29%+           10%            3%
================================================================================
*Subscription period for the fund was May 8, 2000, to May 31, 2000, during which time all assets were held in money market instruments.
Performance  measurement begins May 31, 2000.
**Total returns do not reflect the $10 annual account maintenance fee applied on balances under $10,000.
+Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Calvert Social Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Investor Shares and Institutional Shares. Investor Shares are available to any investor who meets the fund's minimum purchase requirements. Institutional Shares are designed for investors who meet certain administrative and servicing criteria and invest a minimum of $10 million. The fund has not issued any Institutional Shares through February 28, 2002.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.

     2. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     4. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

     5. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At February 28, 2002, the fund had contributed capital of $18,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 0.02% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

C. During the six months ended February 28, 2002, the fund purchased $35,936,000 of investment securities and sold $12,963,000 of investment securities other than temporary cash investments.

     At August 31, 2001, the fund had available realized losses of $327,000 to offset future net capital gains of $56,000 through August 31, 2009, and $271,000 through August 31, 2010.

D. At February 28, 2002, net unrealized depreciation of investment securities for financial reporting and federal income tax purposes was $21,181,000, consisting of unrealized gains of $6,652,000 on securities that had risen in value since their purchase and $27,833,000 in unrealized losses on securities that had fallen in value since their purchase.

                                                         [PICTURE OF A COMPUTER]

ADVANTAGES OF VANGUARD.COM(TM)

Why wait for the mail? You can get fund reports like this one sooner--and reduce the amount of mail you receive from us. Simply choose to view your fund reports online.

  Consider the benefits of using Vanguard.com.
On our website, you can:

  * Choose to stop receiving fund reports and prospectuses via U.S. mail, and view them online instead.
  * Request a courtesy e-mail to notify you when a new fund report or prospectus is available.

     When you receive fund reports and prospectuses online, you lower Vanguard's printing and postage costs--and that helps to reduce the expense ratios of your funds. You will continue to receive confirmations of purchases, redemptions, and other account activity by mail.


HOW TO NOTIFY US ABOUT YOUR MAILING PREFERENCES

You can easily tell us to stop mailing your fund reports and prospectuses. Just log on to Vanguard.com (or follow the easy steps to register for secure, online access to your accounts) and update your Web Profile. Registered users can also view their account values; download records of recent transactions; research and track the performance of individual securities and funds; buy, exchange, and sell fund shares; and much more.

     If you invest directly with us, you can also elect to receive all of your account statements online or to have us mail out only your year-end statements, which detail every transaction you make during the year. However, if you invest with us through an employer-sponsored retirement plan or a financial intermediary, some of these options may not be available to you.

     All Vanguard shareholders can choose to receive our electronic newsletters:
ECONOMIC WEEK IN REVIEW, a recap of each week's key economic reports and market activity; and WHAT'S NEW AT VANGUARD, an update on Vanguard investments, services, and online resources, delivered every month and whenever there's breaking news.

YOUR ONLINE INFORMATION IS SECURE

Vanguard.com uses some of the most secure forms of online communication available, including data encryption and Secure Sockets Layer (SSL) protocol. These technologies provide a high level of security and privacy when you access your account information, initiate online transactions, or send us messages.

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

     A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

--------------------------------------------------------------------------------
TRUSTEES (YEAR ELECTED)

JOHN J. BRENNAN           Chairman of the Board,  Chief Executive  Officer,  and
(1987)                    Director/Trustee  of  The Vanguard  Group,  Inc.,  and
                          of each  of  the investment  companies  served  by The
                          Vanguard Group.

CHARLES D. ELLIS          The  Partners of '63 (pro bono ventures in education);
(2001)                    Senior     Adviser      to     Greenwich    Associates
                          Successor Trustee of  Yale University; Overseer of the
                          Stern School of Business at New York (international business-strategy consulting); University; Trustee of the Whitehead Institute for Biomedical Research.

RAJIV L. GUPTA            Chairman and Chief Executive Officer of Rohm  and Haas
(2001)                    Co.   (chemicals);    Director   of  Technitrol,  Inc.
                          (electronic   components),    and     Agere    Systems
                          (communications  components);   Board  Member  of  the
                          American  Chemistry  Council;  and Trustee  of  Drexel
                          University.

JOANN HEFFERNAN HEISEN    Vice President, Chief Information Officer, and  Member
(1998)                    of the  Executive  Committee of   Johnson   &  Johnson
                          (pharmaceuticals/consumer  products);  Director of the
                          Medical Center at Princeton and Women's  Research  and
                          Education Institute.

BURTON G. MALKIEL         Chemical   Bank   Chairman's  Professor  of Economics,
(1977)                    Princeton    University;     Director   of    Vanguard
                          Investment   Series  plc  (Irish   investment   fund),
                          Vanguard  Group (Ireland)  Limited  (Irish  investment
                          management firm),  Prudential Insurance Co.of America,
                          BKF Capital (investment  management firm), The Jeffrey
                          Co. (holding  company),  and   NeuVis,  Inc. (software
                          company).

ALFRED M. RANKIN, JR.     Chairman,  President,  Chief  Executive  Officer,  and
(1993)                    Director of NACCO Industries, Inc.  (forklift  trucks/
                          housewares/lignite); Director of Goodrich  Corporation
                          (industrial products/aircraft systems and services).


J. LAWRENCE WILSON        Retired Chairman and Chief Executive  Officer of Rohm
(1985)                    and Haas  Co.  (chemicals);  Director  of Cummins Inc.
                          (diesel engines), The Mead Corp. (paper products), and
                          AmerisourceBergen Corp. (pharmaceutical distribution);
                          Trustee of Vanderbilt University.
--------------------------------------------------------------------------------
EXECUTIVE OFFICERS

R. GREGORY BARTON         Secretary;  Managing  Director  and General Counsel of
                          The Vanguard Group,  Inc.; Secretary of  The  Vanguard
                          Group and of each of the investment companies served by The Vanguard Group.

THOMAS J. HIGGINS         Treasurer;  Principal  of The  Vanguard  Group,  Inc.;
                          Treasurer of each of the investment companies served by The Vanguard Group.


More  information   about  the  trustees  is  in  the  Statement  of  Additional
Information, available from The Vanguard Group.


VANGUARD SENIOR MANAGEMENT TEAM

Mortimer J. Buckley, Information Technology.
F. William McNabb, III, Institutional Investor Group.
James H. Gately, Direct Investor Services.
Michael S. Miller, Planning and Development.
Kathleen C. Gubanich, Human Resources.
Ralph K. Packard, Finance.
Ian A. MacKinnon, Fixed Income Group.
George U. Sauter, Quantitative Equity Group.
--------------------------------------------------------------------------------
John C. Bogle, Founder; Chairman and Chief Executive Officer, 1974-1996.

[PICTURE OF A SHIP]
THE VANGUARD(R) LOGO
POST OFFICE BOX 2600
VALLEY FORGE, PA 19482-2600

Vanguard, The Vanguard Group, Vanguard.com, and the ship logo are trademarks of The Vanguard Group, Inc.

Calvert Social Index is a trademark of Calvert Group, Ltd., and has been licensed for use by The Vanguard Group, Inc. Vanguard Calvert Social Index Fund is not sponsored, endorsed, sold, or promoted by Calvert Group, Ltd., and Calvert Group, Ltd., makes no representation regarding the advisability of investing in the fund.

All other marks are the property of their respective owners.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

ABOUT OUR COVER

Our cover photographs were taken by Michael Kahn in September 2000 aboard HMS Rose in New York's Long Island Sound. Mr. Kahn is a renowned photographer--and accomplished sailor--whose work often focuses on seascapes and nautical images. The photographs are copyrighted by Mr. Kahn.

FOR MORE INFORMATION

This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

To  receive  a free  copy  of the  prospectus  or the  Statement  of  Additional
Information, or to request additional information about the funds or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through Vanguard.com(TM). Prospectuses may also be viewed online.

WORLD WIDE WEB
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FUND INFORMATION
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TEXT TELEPHONE
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(C) 2002 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q2132 042002